SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant    ☒

Filed by a Party other than the Registrant    ☐

Check the appropriate box:

☐ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

CEC ENTERTAINMENT, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐    Fee paid previously with preliminary materials.

☐    Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Notes:

CEC ENTERTAINMENT, INC.

4441 West Airport Freeway

Irving, Texas 75062

(972) 258-8507

April 8, 2004

Dear Stockholder:

You are cordially invited to attend the annual meeting of stockholders of CEC Entertainment, Inc. to be held at 9:00 a.m. local time, Thursday, May 20, 2004, at the D/FW Airport Marriott South located at 4151 Centreport Drive, Fort Worth, Texas.

At the meeting you will be asked to re-elect two current directors, to approve the adoption of the Restricted Stock Plan, to approve an amendment to the 1997 Non-Statutory Stock Option Plan, to approve amendments to the Non-Employee Directors Stock Option Plan, and to transact such other business as may properly come before the meeting.

The formal Notice of the Annual Meeting of Stockholders and Proxy Statement accompanying this letter provide detailed information concerning matters to be considered and acted upon at the meeting.

Your vote is important. I urge you to vote as soon as possible, whether or not you plan to attend the Annual Meeting. You may vote over the internet, as well as by telephone or by mailing a proxy card. Voting over the internet, by telephone or by written proxy will ensure your representation at the Annual Meeting if you do not attend in person. Please review the instructions with the proxy card regarding each of these voting options.

Thank you for your continued support of and interest in CEC Entertainment, Inc.

Sincerely,

RICHARD M. FRANK
Chairman and Chief Executive Officer

CEC ENTERTAINMENT, INC.

4441 West Airport Freeway

Irving, Texas 75062

(972) 258-8507

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD MAY 20, 2004

To the Stockholders of

CEC Entertainment, Inc.:

Notice is hereby given that the annual meeting of stockholders of CEC Entertainment, Inc., a Kansas corporation, will be held at the D/FW Airport Marriott South located at 4151 Centreport Drive, Fort Worth, Texas on May 20, 2004, at 9:00 a.m. local time, for the following purposes:

1.	To re-elect two Class I directors to serve for a term of three years or until their successors are elected and qualified or until their earlier resignation or removal;

2.	To approve the adoption of the Restricted Stock Plan;

3.	To approve an amendment to the 1997 Non-Statutory Stock Option Plan to by adding shares thereto;

4.	To approve an amendment to the Non-Employee Directors Stock Option Plan by increasing the options which may be granted therefrom;

5.	To approve an amendment to the Non-Employee Directors Stock Option Plan by adding shares thereto; and

6.	To transact such other business as may properly come before the meeting.

Only stockholders of record at the close of business on March 25, 2004 are entitled to notice of, and to vote at, the meeting, and any adjournments or postponements thereof. A list of the stockholders entitled to vote at the meeting shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of ten (10) days prior to the meeting, at 4441 West Airport Freeway, Irving, Texas. The list shall also be available for examination during the meeting by any stockholder who is present at the meeting.

It is desirable that as large a proportion as possible of the stockholders’ interests be represented at the meeting. Whether or not you plan to be present at the meeting, you are requested to vote as soon as possible so that your shares may be voted in accordance with your wishes. The giving of such proxy will not affect your right to revoke it later or vote in person in the event that you should attend the meeting.

To make it easier for you to vote, internet and telephone voting is available. The instructions included with the proxy card describe how to use these services. Of course, if you prefer, you can vote through the mail service by completing the proxy card and returning it in the enclosed postage-paid envelope.

By Order of the Board of Directors,

MARSHALL R. FISCO, JR.
Secretary

Irving, Texas

April 8, 2004

CEC ENTERTAINMENT, INC.

4441 WEST AIRPORT FREEWAY

IRVING, TEXAS 75062

(972) 258-8507

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD MAY 20, 2004

This proxy statement is furnished to stockholders of CEC Entertainment, Inc., a Kansas corporation (the “Company”), in connection with the solicitation of proxies by the Board of Directors of the Company (the “Board of Directors”) for use at the annual meeting of stockholders (the “Annual Meeting”) to be held at 9:00 a.m. local time, on May 20, 2004 at the D/FW Airport Marriott South located at 4151 Centreport Drive, Fort Worth, Texas, and any adjournments or postponements thereof. Proxies in the form enclosed will be voted at the Annual Meeting, if completed in accordance with the instructions, tendered to the Company prior to the Annual Meeting and not revoked. A proxy may be revoked at any time before it is voted either by filing with the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the Annual Meeting and voting in person. This proxy statement was first mailed or given to the Company’s stockholders on or about April 8, 2004. The term “Company” when used in this Proxy Statement refers to CEC Entertainment, Inc. but may also, as the context may require, refer to CEC Entertainment, Inc. and its subsidiaries.

OUTSTANDING CAPITAL STOCK

The record date for stockholders entitled to notice of, and to vote at, the Annual Meeting is March 25, 2004. At the close of business on that date, the Company had issued and outstanding and entitled to receive notice of and vote at the Annual Meeting 38,664,471 shares of Common Stock, $0.10 par value (the “Common Stock”). No other class of securities of the Company is entitled to notice of, or to vote at, the Annual Meeting.

ACTION TO BE TAKEN AT THE ANNUAL MEETING

The accompanying proxy, unless the stockholder otherwise specifies in the proxy, will be voted:

1.	To re-elect two Class I directors to serve for a term of three years or until their successors are elected and qualified or until their earlier resignation or removal;

2.	To approve the adoption of the Restricted Stock Plan;

3.	To approve an amendment to the 1997 Non-Statutory Stock Option Plan by adding shares thereto;

4.	To approve an amendment to the Non-Employee Directors Stock Option Plan by increasing the options which may be granted therefrom;

5.	To approve an amendment to the Non-Employee Directors Stock Option Plan by adding shares thereto; and

6.	To transact such other business as may properly come before the meeting.

Proxies will be voted for any proposals pending at the Annual Meeting, unless authorization to vote for a proposal is withheld or otherwise directed. Proxyholders will vote in accordance with duly completed and tendered proxies. Proxyholders will use their discretion to vote on any other matter or business that is brought before the Annual Meeting. The Board of Directors is not presently aware of any other matters or business to be brought before the Annual Meeting.

QUORUM AND VOTING

Each stockholder of record on the Record Date is entitled to one vote for each share of Common Stock held by them. A majority of the number of outstanding shares of Common Stock, represented in person or by proxy, will constitute a quorum at the Annual Meeting for purposes of electing directors, the adoption of the Restricted Stock Plan, the amendment of the 1997 Non-Statutory Stock Option Plan, and the amendment of the Non-Employee Directors Stock Option Plan. If a quorum is not present or represented at the Annual Meeting, stockholders entitled to vote at the Annual Meeting, present in person or represented by proxy, have the power to adjourn the Annual Meeting from time to time, without notice, other than by announcement at the Annual Meeting, until a quorum is present or represented. At any such adjourned Annual Meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the original date of the Annual Meeting.

Votes cast by proxy or in person shall be counted by a person or persons appointed by the Company to act as inspector of election for the Annual Meeting. The inspector of election will treat shares presented by proxies that reflect abstentions as shares that are present and entitled to vote for the purpose of determining the presence of a quorum. Abstentions will have no effect on the proposals to be voted on at the Annual Meeting. Unless authorization to vote for a proposal pending at the Annual Meeting is withheld, if no direction is made for a vote cast by proxy, the proxy shall be voted for such proposals.

Broker non-votes occur where a broker holding shares in street name votes the shares on some proposals but not others. Brokers are permitted to vote on routine, non-controversial proposals in instances where they have not received voting instructions from the beneficial owner of the shares, but are not permitted to vote on non-routine proposals. The missing votes on non-routine proposals are deemed to be “broker non-votes.” The rules of the New York Stock Exchange determine whether proposals presented at stockholder meetings are routine or non-routine. The inspector of election shall treat broker non-votes as shares that are present and entitled to vote for the purpose of determining the presence of a quorum. However, for the purpose of determining the outcome of any proposal as to which the broker has indicated on the proxy that it does not have discretionary authority to vote, those shares will be treated as not present and not entitled to vote with respect to that proposal (even though those shares are considered entitled to vote for quorum purposes and may be entitled to vote on other proposals). Except for the purpose of determining the presence of a quorum, broker non-votes will have no effect on the outcome of the proposals to be voted on at the Meeting.

VOTE REQUIRED FOR APPROVAL

Proposal 1—Election of Directors—The two nominees receiving the greatest number of votes out of all votes cast for the election of directors will be elected.

Proposal 2—Adoption of the Restricted Stock Plan—The affirmative vote of a majority of the shares entitled to vote and present, in person or by proxy, at the Annual Meeting will be required to approve the adoption of the Restricted Stock Plan.

Proposal 3—Amendment to the 1997 Non-Statutory Stock Option Plan—The affirmative vote of a majority of the shares entitled to vote and present, in person or by proxy, at the Annual Meeting will be required to approve the amendment of the 1997 Non-Statutory Stock Option Plan.

Proposal 4—Amendment to the Non-Employee Directors Stock Option Plan—The affirmative vote of a majority of the shares entitled to vote and present, in person or by proxy, at the Annual Meeting will be required to approve the amendment of the Non-Employee Directors Stock Option Plan.

Proposal 5—Amendment to the Non-Employee Directors Stock Option Plan—The affirmative vote of a majority of the shares entitled to vote and present, in person or by proxy, at the Annual Meeting will be required to approve the amendment of the Non-Employee Directors Stock Option Plan.

REVOCABILITY OF PROXIES

Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted at the Annual Meeting. It may be revoked by filing with the Secretary of the Company, Marshall R. Fisco, Jr., CEC Entertainment, Inc., 4441 West Airport Freeway, Irving, Texas 75062, a written notice of revocation or duly completed and tendered proxy bearing a later date, or it may be revoked by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not, by itself, revoke a proxy.

PRINCIPAL HOLDERS OF CAPITAL STOCK

The following table sets forth information, as of March 25, 2004, relating to the beneficial ownership of the Company’s Common Stock by: (i) each director and executive officer (as hereinafter defined) as of such date, (ii) the directors and the executive officers as a group (13 persons) as of such date, and (iii) each person, as that term is used in the Securities Exchange Act of 1934, as amended (the “Exchange Act”), known to the Company to own beneficially 5% or more of the outstanding shares of Common Stock. Except as otherwise indicated, each of the persons named in the table is believed by the Company to possess sole voting and investment power with respect to the shares of Common Stock beneficially owned by such person. Information as to the beneficial ownership of Common Stock by directors and executive officers has been furnished by the respective directors and executive officers.

Name (and address for 5% beneficial owners)	Number of Shares of Common Stock		Percentage of Class Outstanding Common Stock
Richard M. Frank	1,333,528	(A)	3.4%

Michael H. Magusiak	646,983	(B)	1.7%

J. Roger Cardinale	168,772	(C)	(D)

Gene F. Cramm, Jr.	86,587	(E)	(D)

Mark A. Flores	54,525	(F)	(D)

Richard T. Huston	195,780	(G)	(D)

Christopher D. Morris	0	(H)	(D)

Thomas W. Oliver	164,536	(I)	(D)

Tim T. Morris	12,000	(J)	(D)

Louis P. Neeb	10,500	(K)	(D)

Cynthia I. Pharr Lee	10,725	(L)	(D)

Walter Tyree	16,125	(M)	(D)

Raymond E. Wooldridge	44,250	(N)	(D)

Directors and Executive Officers as a Group	2,744,311		7.1%

FMR Corp. 82 Devonshire Street Boston, MA 02109	3,877,500	(O)	10.0%

Neuberger Berman, Inc. 605 Third Avenue New York, New York 10158	2,893,381	(P)	7.5%

T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202	2,355,150	(Q)	6.1%

(Footnotes appear on the following pages)

(A)	Includes 1,095,000 shares purchasable pursuant to options issued under the Company’s Non-Statutory Stock Option Plan which are exercisable within 60 days of the date hereof, but excludes 513,750 shares purchasable pursuant to options issued under the Company’s Non-Statutory Stock Option Plan which are not exercisable within 60 days of the date hereof. This number also includes 150,900 shares beneficially owned by Frank Family Trust A2, and 87,628 shares beneficially owned by Richard M. Frank Revocable Trust. Of the total shares beneficially owned by these Trusts, Mr. Frank has sole voting power and sole dispositive power over all 238,528 shares.

(B)	Includes 509,250 shares purchasable pursuant to options issued under the Company’s Non-Statutory Stock Option Plan which are exercisable within 60 days of the date hereof, but excludes 428,250 shares purchasable pursuant to options issued under the Company’s Non-Statutory Stock Option Plan which are not exercisable within 60 days of the date hereof.

(C)	Includes 168,772 shares purchasable pursuant to options issued under the Company’s Non-Statutory Stock Option Plan which are exercisable within 60 days of the date hereof, but excludes 130,500 shares purchasable pursuant to options issued under the Company’s Non-Statutory Stock Option plan which are not exercisable within 60 days of the date hereof.

(D)	Constitutes less than 1% of the Company’s outstanding Common Stock.

(E)	Includes 86,587 shares purchasable pursuant to options issued under the Company’s Non-Statutory Stock Option Plan which are exercisable within 60 days of the date hereof, but excludes 130,500 shares purchasable pursuant to options issued under the Company’s Non-Statutory Stock Option plan which are not exercisable within 60 days of the date hereof.

(F)	Includes 54,525 shares purchasable pursuant to options issued under the Company’s Non-Statutory Stock Option Plan which are exercisable within 60 days of the date hereof, but excludes 114,675 shares purchasable pursuant to options issued under the Company’s Non-Statutory Stock Option Plan which are not exercisable within 60 days of the date hereof.

(G)	Includes 151,398 shares purchasable pursuant to options issued under the Company’s Non-Statutory Stock Option Plan which are exercisable within 60 days of the date hereof, but excludes 130,500 shares purchasable pursuant to options issued under the Company’s Non-Statutory Stock Option Plan which are not exercisable within 60 days of the date hereof.

(H)	Excludes 75,000 shares purchasable pursuant to options issued under the Company’s Non-Statutory Stock Option plan which are not exercisable within 60 days of the date hereof.

(I)	Includes 164,536 shares purchasable pursuant to options issued under the Company’s Non-Statutory Stock Option Plan which are exercisable within 60 days of the date hereof, but excludes 126,750 shares purchasable pursuant to options issued under the Company’s Non-Statutory Stock Option Plan which are not exercisable within 60 days of the date hereof.

(J)	Includes 10,500 shares purchasable pursuant to options issued under the Non-Employee Directors Stock Option Plan which are exercisable within 60 days of the date hereof, but excludes 15,000 shares purchasable pursuant to options issued under the Company’s Non-Employee Directors Stock Option Plan which are not exercisable within 60 days of the date hereof.

(K)	Includes 10,500 shares purchasable pursuant to options issued under the Non-Employee Directors Stock Option Plan which are exercisable within 60 days of the date hereof, but excludes 15,000 shares purchasable pursuant to options issued under the Company’s Non-Employee Directors Stock Option Plan which are not exercisable within 60 days of the date hereof.

(L)	Includes 10,500 shares purchasable pursuant to options issued under the Non-Employee Directors Stock Option Plan which are exercisable within 60 days of the date hereof, but excludes 15,000 shares purchasable pursuant to options issued under the Company’s Non-Employee Directors Stock Option Plan which are not exercisable within 60 days of the date hereof.

(M)	Includes 10,500 shares purchasable pursuant to options issued under the Non-Employee Directors Stock Option Plan which are exercisable within 60 days of the date hereof, but excludes 15,000 shares purchasable pursuant to options issued under the Company’s Non-Employee Directors Stock Option Plan which are not exercisable within 60 days of the date hereof.

(N)	Includes 10,500 shares purchasable pursuant to options issued under the Non-Employee Directors Stock Option Plan which are exercisable within 60 days of the date hereof, but excludes 15,000 shares purchasable pursuant to options issued under the Company’s Non-Employee Directors Stock Option Plan which are not exercisable within 60 days of the date hereof.

(O)	Based upon information in Schedule 13G dated February 16, 2004, and adjusted to reflect a 3-for-2 stock split in the Common Stock of the Company on March 15, 2004. Of its total shares, FMR Corp. has sole voting power over 0 shares and sole dispositive power over 3,877,500 shares.

(P)	Based upon information in Schedule 13G dated February 13, 2004, and adjusted to reflect a 3-for-2 stock split in the Common Stock of the Company on March 15, 2004. Of its total shares, Neuberger Berman, Inc. has sole voting power over 30,300 shares and sole dispositive power over 0 shares. Neuberger Berman Genesis Fund has sole voting power over 0 shares and sole dispositive power over 0 shares. Neuberger Berman, LLC. and Neuberger Berman Management, Inc. have sole voting power over 30,300 shares and sole dispositive power over 0 shares.

(Q)	Based upon information in Schedule 13G dated February 13, 2004, and adjusted to reflect a 3-for-2 stock split in the Common Stock of the Company on March 15, 2004. Of its total shares, T. Rowe Price Associates, Inc. has sole voting power over 541,950 shares and sole dispositive power over 2,355,150 shares. These securities are owned by various individuals and institutional investors which T. Rowe Price Associates, Inc. serves as investment advisor with power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Securities Exchange Act of 1934, T. Rowe Price Associates, Inc. is deemed to be a beneficial owner of such securities; however, T. Rowe Price Associates, Inc. expressly disclaims that it is, in fact, the beneficial owner of such securities.

PROPOSAL 1:

ELECTION OF DIRECTORS

The terms of the Class I directors expire at the Annual Meeting in 2004. The Board of Directors has nominated Michael H. Magusiak and Walter Tyree for re-election at the Annual Meeting, to serve for a term of three years. Messrs. Magusiak and Tyree have expressed their intention to serve the entire term for which re-election is sought.

Directors will be elected by cumulative voting. To be elected as a director, a candidate must be among the two candidates who receive the most votes out of all votes cast for the election of directors at the Annual Meeting. See “Quorum and Voting.”

The following table lists the names and ages (as of March 25, 2004) of the director nominees and the other directors whose terms of office will continue after the Annual Meeting, the year in which each director was first elected as a director of the Company, the class to which each director has been or will be elected, and the Annual Meeting at which the term of each director will expire.

Nominee Directors	Age	Director Since	Class	Term Expires

Michael H. Magusiak	48	1988	I	2004

Walter Tyree	52	1997	I	2004

Continuing Directors
Richard T. Huston	58	1999	II	2005

Cynthia I. Pharr Lee	55	1994	II	2005

Raymond E. Wooldridge	65	1997	II	2005

Richard M. Frank	56	1985	III	2006

Tim T. Morris	57	1997	III	2006

Louis P. Neeb	65	1994	III	2006

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE NAMED NOMINEES.

ADDITIONAL INFORMATION ABOUT THE EXECUTIVE OFFICERS, BOARD OF

DIRECTORS AND COMMITTEES OF THE BOARD OF DIRECTORS

EXECUTIVE OFFICERS

The following table sets forth the names and certain other information regarding the executive officers of the Company as of March 25, 2004.

Name	Age	Position	Year First Elected as Executive Officer
Richard M. Frank	56	Chairman of the Board and Chief Executive Officer	1985

Michael H. Magusiak	48	President	1988

J. Roger Cardinale	44	Executive Vice President, Development and Purchasing	1999

Gene F. Cramm, Jr.	46	Executive Vice President, Franchise, Games, Entertainment and Concept Evolution	1997

Mark A. Flores	46	Executive Vice President, Director of Operations	1999

Richard T. Huston	58	Executive Vice President, Marketing	1986

Christopher D. Morris	33	Senior Vice President, Chief Financial Officer	2004

Thomas W. Oliver	64	Executive Vice President, General Counsel	2000

BUSINESS HISTORY OF EXECUTIVE OFFICERS AND DIRECTORS

A brief description of the business history of the directors and executive officers of the Company is provided below.

RICHARD M. FRANK has been Chairman of the Board and Chief Executive Officer of the Company since March 1986 and has been a Director of the Company since June 1985. He served as President and Chief Operating Officer from June 1985 until October 1988. He joined the Company in 1985.

MICHAEL H. MAGUSIAK was elected President of the Company in June 1994. He had previously served as Executive Vice President, Chief Financial Officer and Treasurer since June 1988. He has also served as a Director of the Company since 1988. He was Vice President of the Company from October 1987 to June 1988 and Controller of the Company from October 1987 to January 1989. He joined the Company in July 1987.

J. ROGER CARDINALE has served as Executive Vice President of the Company since December 1999. He assumed the duties of Director of Development in April 2000, Director of Real Estate in January 1999, and has served as Director of Purchasing since September 1990. Mr. Cardinale had held various positions with the Company since November 1986.

GENE F. CRAMM, JR. has served as Executive Vice President of the Company since September 1997. Prior to that time he had served as a Senior Vice President since September 1989. Mr. Cramm had held various positions with the Company since 1980, including Director of Franchise, Director of Construction, Director of Entertainment and Games,

Senior Vice President, International Development and Special Projects, Senior Vice President, Operational Support, and Director of Purchasing.

MARK A. FLORES has served as Executive Vice President of the Company since May 1999. Prior to that he served as Senior Vice President of the Company since 1995 and Regional Manager of the Western Region since 1992. He joined the company in 1982.

RICHARD T. HUSTON has served as Executive Vice President of the Company since July 1986 and as Director of Marketing and Strategic Development since January 1993. He has also served as a Director of the Company since 1999. His responsibilities as an officer of the Company were expanded from June 1994 to March 1997 to include Entertainment as well as Marketing. He served as Director of Marketing and Development from October 1988 to January 1993. He served as Vice President from October 1985 to July 1986, and as Director of Marketing from October 1985 to October 1988. He joined the Company in 1985.

CHRISTOPHER D. MORRIS has served as Senior Vice President and Chief Financial Officer of the Company since January 2004. Prior to joining the Company, Mr. Morris was Senior Director of Finance for NPC International, Inc. (Pizza Hut franchisee) from March 1999 to January 2004. From May 1996 to March 1999, Mr. Morris held various accounting/finance positions at Applebee’s International, Inc. He joined the Company in 2004. Mr. Morris has no relation to Tim T. Morris.

THOMAS W. OLIVER has served as Executive Vice President and General Counsel of the Company since March 2000. Prior to joining the Company, Mr. Oliver was a shareholder for 23 years in the Dallas office of the law firm of Winstead Sechrest and Minick. He joined the Company in 2000.

TIM T. MORRIS was elected as a Director of the Company in June 1997. Mr. Morris is currently the President of Morris Capital Management, LLC, an investment firm. From 1990 through 2002, Mr. Morris was the President of River Associates, LLC, an investment firm. From 1981 through 1990 Mr. Morris was an Office Managing Partner of Deloitte & Touche, an accounting firm. From 1977 through 1981 Mr. Morris was a Partner of Rogers, Morris, Millsaps & Underwood, CPA’s, an accounting firm. From 1968 through 1977 Mr. Morris was a Partner of Hazlett, Lewis & Bieter, CPA’s, an accounting firm. Mr. Morris has no relation to Christopher D. Morris.

LOUIS P. NEEB was elected as a Director of the Company in August 1994. Mr. Neeb has served as Chairman of the Board of Mexican Restaurants, Inc. (f/k/a Casa Ole’ Restaurants, Inc.) from October 1995 to the present. Mr. Neeb had also served as Chief Executive Officer of Mexican Restaurants, Inc. from February 1996 through May 2002. From August 1982 to present, Mr. Neeb has been President of Neeb Enterprises, Inc., a management consulting firm specializing in consulting to restaurant companies. From July 1991 through January 1994, Mr. Neeb was President and Chief Executive Officer of Spaghetti Warehouse, Inc. Mr. Neeb has had other extensive experience in the restaurant industry including serving as Chairman of the Board of Burger King Corporation. Mr. Neeb had also been a member of the Board of Directors of both the Franchise Finance Corporation of America, a publicly-traded real estate trust which provides real estate for restaurants from 1994 through 2001, and Silver Diner, Inc., a restaurant company, from 1994 to the present.

CYNTHIA I. PHARR LEE was elected as a Director of the Company in August 1994. She is currently President and owner of C. Pharr & Company, a public relations and marketing consulting firm. She has served in that position since March 1993. From May 1989 through February 1993, Ms. Pharr was President and Chief Executive Officer of Tracy - Locke/Pharr P R, a division of Omnicom, a public relations firm. From August 1986 through April 1989, she was President and owner of C. Pharr & Company, Inc. a public relations agency. Ms. Pharr had served as a member of the Board of Directors of Spaghetti Warehouse, Inc. from August 1991 until January 1999, and as Chairman of the Board of GuestCare, Inc., a privately held technology company, from February 1994 until June 1999.

WALTER TYREE was elected as a Director of the Company in June 1997. Mr. Tyree is currently Chief Operating Officer of Boston Market Corporation. Mr. Tyree has served in that position since March 2004. He previously held the positions of Divisional President for Boston Market from October 1999 until March 2004, and Vice President of Operations for Boston Market from October 1998 until October 1999. Mr. Tyree had served as Chief Operating Officer of BCBM Southwest, Inc., a Boston Market franchisee, from January 1993 until October 1998. From 1980 to 1992, Mr. Tyree served in various positions with Steak and Ale, a restaurant company, most recently as a Regional Director.

RAYMOND E. WOOLDRIDGE was elected as a Director of the Company in June 1997. Mr. Wooldridge currently serves as a Director of Westwood Holdings Group, Inc., a New York Stock Exchange Company, D. A. Davidson & Co., a member of NASD and the Pacific Stock Exchange, Davidson Trust Company, and Westwood Trust Company. Mr. Wooldridge had previously served as a member of the National Adjudicatory Committee of the National Securities Dealers Association - Regulation, and a Director of Security Bank, N.A. Mr. Wooldridge had also served as Vice Chairman and Chairman of the Executive Committee of Southwest Securities Group, Inc., a publicly owned holding firm, from 1996 to 1999, and as President and Chief Operating Officer and Chief Executive Officer thereof from 1986 until 1996. Prior thereto, from 1964 through 1986, Mr. Wooldridge served in various positions with Eppler, Guerin and Turner, Inc., a regional brokerage and investment banking firm, most recently as the firm’s President and Chief Executive Officer.

Except as set forth above, none of the Directors of the Company hold directorships in any company with a class of securities registered pursuant to Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940.

COMPOSITION, COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

It is the policy of the Company that a majority of the Board of Directors consist of independent, non-management directors who meet the criteria for independence required by the listing standards of the New York Stock Exchange. A director is independent if he or she does not have a material relationship with the Company. The Board of Directors has determined that all of the Company’s incumbent non-management directors are independent under these standards.

Four (4) regularly scheduled and seven (7) special meetings of the Board of Directors were held during 2003. Each of the directors attended at least 75% of the meetings held by the Board of Directors, and by each committee on which he or she served in 2003.

The Board of Directors has established an Executive Committee, an Audit Committee, a Compensation Committee and a Nominating/Corporate Governance Committee. The responsibilities and composition of each of these committees are described below. The Charters for the Audit Committee, Compensation Committee, and Nominating/Corporate Governance Committee may be viewed on our website at http://www.chuckecheese.com.

The Executive Committee currently consists of four directors. The Executive Committee is responsible for assisting the Board of Directors in carrying out its duties and acts in the place of the Board of Directors when the Board of Directors is not in session and may exercise substantially all of the powers of the Board of Directors other than those powers specifically required by law or by the Company’s Bylaws to be exercised by the full Board of Directors. The Executive Committee (comprised of Ms. Pharr Lee and Messrs. Frank, Magusiak and Neeb in 2003) held no meetings in 2003.

The Audit Committee currently consists of three directors, each of whom is independent as defined by the listing standards of the New York Stock Exchange and at least one of whom is an Audit Committee Financial Expert as defined under the rules of the Securities and Exchange Commission. The Audit Committee provides assistance to the directors in fulfilling their responsibility to the stockholders, potential stockholders, and investment community relating to corporate accounting, reporting practices of the Company, and the quality and integrity of the financial reports of the Company, as more completely described in the Audit Committee Charter attached hereto as Appendix A. The Audit Committee (comprised of Ms. Pharr Lee and Messrs. Morris and Wooldridge in 2003) held four (4) meetings in 2003.

The Compensation Committee currently consists of two directors, each of whom is independent as defined by the listing standards of the New York Stock Exchange. The Compensation Committee is responsible for recommending the compensation, including performance bonuses, payable to the executive officers and other employees of the Company, and administering the 1997 Non-Statutory Stock Option Plan. The Compensation Committee (comprised of Messrs. Neeb and Tyree in 2003) held one (1) formal and several informal meetings in 2003.

The Nominating/Corporate Governance Committee currently consists of three directors, each of whom is independent as defined by the listing standards of the New York Stock Exchange. The Nominating/Corporate Governance Committee is responsible for: (a) identifying individuals qualified to become Board members and recommending that the Board select a group of director nominees for each annual meeting of the Company’s stockholders; (b) ensuring that the Audit, Compensation and Nominating/Corporate Governance Committees of the Board shall have the benefit of qualified and experienced “independent” directors; and (c) developing and recommending to the Board a set of effective corporate governance policies and procedures applicable to the Company. The Nominating/Corporate Governance Committee is also responsible for developing management succession plans, reviewing senior management organizational matters, advising the Board of Directors on corporate governance matters, and performing any other activities consistent with the Nominating/Corporate Governance Committee Charter, the Company’s Articles of Incorporation and Bylaws, and governing laws as the Nominating/Corporate Governance Committee or the Board of Directors deems appropriate. The Nominating/Corporate Governance Committee considers and recommends candidates for election to the Board. The Committee also considers candidates for election to the Board that are submitted by stockholders. In making its selections of candidates to recommend for election, the Committee seeks persons who have achieved prominence in their field and who possess significant experience in areas of importance to the Company. The minimum qualifications that the Nominating/Corporate Governance Committee believes must be met for a candidate to be nominated include integrity, independence, forthrightness, analytical skills and the willingness to devote appropriate time and attention to the Company’s affairs. Candidates should also demonstrate a willingness to work as part of a team in an atmosphere of trust and a commitment to represent the interests of all the stockholders rather than those of a specific constituency. The Company currently does not have a formal process for stockholders to submit nominees for election at an annual or special meeting of stockholders. The Nominating/Corporate Governance Committee applies the same standards in considering candidates submitted by stockholders as it does in evaluating candidates submitted by members of the Board of Directors. The Nominating/Corporate Governance Committee (comprised of Messrs. Morris, Tyree and Wooldridge in 2003) held no meetings in 2003.

In February, 2004, the Stock Option Committee was dissolved and its responsibilities were assumed by the Compensation Committee. Prior to its dissolution, the Stock Option Committee was responsible for administering the 1997 Non-Statutory Stock Option Plan. The Stock Option Committee, like the Compensation Committee, was comprised of Messrs. Neeb and Tyree in 2003, and held one (1) formal and three (3) informal meetings in 2003.

The non-management directors shall also meet periodically in executive session without management present. Each non-management director will serve as the presiding director at an executive session on a rotating basis. Non-management directors shall have access to individual members of management or to other employees of the Company on a confidential basis. Directors are authorized to conduct independent investigations and to hire outside consultants or experts at the Company’s expense. Directors shall also have access to Company records and files, and directors may contact other directors without informing Company management of the purpose or even the fact of such contact.

In February, 2004, the Board of Directors documented the governance practices followed by the Company by adopting the CEC Entertainment, Inc. Corporate Governance Guidelines in order to assure that the Board will have the necessary authority and practices in place to review and evaluate the Company’s business operations as needed and to make decisions that are independent of the Company’s management. The Corporate Governance Guidelines are also intended to align the interests of directors and management with those of the Company’s stockholders. The Corporate Governance Guidelines set forth the practices the Board will follow with respect to board composition and selection, board meetings and involvement of senior management, Chief Executive Officer performance evaluation and succession planning, and Board committees and compensation. The Corporate Governance Guidelines, as well as the charters for the Audit Committee, Compensation Committee, and Nominating/Corporate Governance Committee may be viewed on our website at http://www.chuckecheese.com.

In February, 2004, the Company also adopted a Code of Business Conduct and Ethics that applies to all directors and employees of the Company. The Code of Business Conduct and Ethics may be viewed on our website at http://www.chuckecheese.com. The Company will disclose any amendments to or waivers from the Code of Business Conduct and Ethics on this website.

In October, 2003, the Company also adopted a Code of Ethics that applies to the Chief Executive Officer and senior financial officers of the Company. The Code Ethics may be viewed on our website at http://www.chuckecheese.com. The Company will disclose any amendments to or waivers from the Code of Ethics on this website.

Directors are expected to attend all meetings of the Board and each committee on which they serve, and the Board of Directors encourages all its members to attend the Annual Meeting of Stockholders. In May 2003, 4 directors were present at the Annual Meeting of Stockholders.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD

The Board of Directors has established a means by which stockholders may communicate directly with the Board or individual members of the Board. Stockholders may contact the Board or any committee of the Board by sending an email to the non-management directors as a group at nonmanagementdirectors@cecentertainment.com or to one of the committees at auditcomm@cecentertainment.com, corpgovcomm@cecentertainment.com or compcomm@cecentertainment.com. Communications will be distributed to the Board as appropriate based on the facts and circumstances outlined in the communication. This policy and procedure is also posted on the Company’s website at http://www.chuckecheese.com.

SUMMARY COMPENSATION TABLE

The following table sets forth the compensation paid to the Chief Executive Officer and to each of the other most highly paid executive officers of the Company (the “Named Executive Officers”) for the fiscal years ended December 30, 2001, December 29, 2002 and December 28, 2003 (designated herein as fiscal years 2001, 2002 and 2003, respectively.)

		Annual Compensation				Long Term Compensation Awards
Name (and Principal Position)	Fiscal Year	Salary ($)	Bonus ($)		Other Annual Compensation ($) (A)	Restricted Stock Awards ($)	Securities Underlying Options (#) (B)
Richard M. Frank (Chief Executive Officer)	2003 2002 2001	1,100,000 1,097,692 1,000,000	297,000 0 0	(C) (D) (E)	61,857 46,380 39,127	— — —	375,000 375,000 225,000

Michael H. Magusiak (President)	2003 2002 2001	500,000 448,846 400,000	135,000 0 0	(C) (D) (E)	20,102 26,874 29,364	— — —	375,000 150,000 225,000

Mark A. Flores (Executive Vice President)	2003 2002 2001	159,865 154,885 150,000	64,109 90,747 76,313	(C) (D) (F)	14,567 18,134 19,905	— — —	150,000 0 56,700

Richard T. Huston (Executive Vice President)	2003 2002 2001	189,785 182,000 182,000	17,935 0 0	(C) (D) (E)	24,525 24,792 27,315	— — —	150,000 22,500 75,000

J. Roger Cardinale (Executive Vice President)	2003 2002 2001	189,056 154,885 149,808	17,866 0 0	(C) (D) (E)	15,019 16,220 20,450	— — —	150,000 22,500 75,000

(A)	Includes annual car allowances for: (i) Mr. Frank of $15,600 (in 2001, 2002 and 2003); (ii) Mr. Magusiak of $12,000 (in 2001, 2002 and 2003); and (iii) Messrs. Flores, Huston and Cardinale of $10,200 (in 2001, 2002 and 2003).

(B)	On March 15, 2004, the Common Stock of the Company split 3-for-2. The amounts listed as Securities Underlying Options have been adjusted to reflect the stock split.

(C)	Includes a bonus earned in 2003 and paid in 2004.

(D)	Includes a bonus earned in 2002 and paid in 2003.

(E)	Includes a bonus earned in 2001 and paid in 2002.

(F)	Includes bonuses of $66,844 earned and paid in 2001, and $9,469 earned in 2001 and paid in 2002.

EMPLOYMENT AGREEMENTS

On November 13, 2000, Richard M. Frank entered into an employment agreement with the Company providing for a 5-year term commencing on January 1, 2001. Pursuant to the terms of the employment agreement, Mr. Frank receives an annual base salary of $1,000,000, a cash bonus, payable annually, if earned, based upon the achievement of corporate objectives pursuant to the Company’s Incentive Bonus Plan, 250,000 shares of the Company’s Common Stock issued under the Company’s 1997 Non-Statutory Stock Option Plan in the year 2000, and such additional benefits and/or compensation as may be determined by the Compensation Committee or the Board of Directors. Effective January 1, 2002, the Compensation Committee of the Board of Directors increased Mr. Frank’s base salary to $1,100,000. Mr. Frank may also receive additional shares of the Company’s Common Stock issued under the Company’s 1997 Non-Statutory Stock Option Plan after the year 2000 in such amounts as determined by the Compensation Committee.

On May 8, 2001, Michael H. Magusiak entered into an employment agreement with the Company providing for a five-year term commencing on January 1, 2001. Pursuant to the terms of the employment agreement, Mr. Magusiak receives an annual base salary of $400,000, a cash bonus, payable annually, if earned, based upon the achievement of corporate objectives pursuant to the Company’s Incentive Bonus Plan, 150,000 shares of the Company’s Common Stock issued under the Company’s 1997 Non-Statutory Stock Option Plan in the year 2001, and such additional benefits and/or compensation as may be determined by the Compensation Committee or the Board of Directors. Effective January 1, 2002 and January 1, 2003, the Compensation Committee of the Board of Directors increased Mr. Magusiak’s base salary to $450,000 and $500,000, respectively. Mr. Magusiak may also receive additional shares of the Company’s Common Stock issued under the Company’s 1997 Non-Statutory Stock Option Plan after the year 2001 in such amounts as determined by the Compensation Committee.

Under the terms of the respective employment agreements (the “Employment Agreements”), if Mr. Frank’s or Mr. Magusiak’s (the “Covered Executive(s)”) employment with the Company is terminated by the Company (other than as a result of death or “permanent disability,” as defined in the Employment Agreements), then Mr. Frank will be entitled to receive a severance amount equal to $3,000,000, and Mr. Magusiak will be entitled to receive a severance amount equal to two times his then current base salary (together, the “Severance Amounts”). In the event of the Covered Executive’s death, his estate is entitled to receive his base salary through the date of his death.

The Employment Agreements also provide that each of Messrs. Frank and Magusiak will receive his respective Severance Amount in the event there is a Change of Control (as defined below) of the Company and the Covered Executive voluntarily terminates his employment within one year after such a Change of Control. A “Change of Control” is deemed to have occurred with respect to the Company if (i) any person or group of persons acting in concert in which the Covered Executive is not an investor, partner, officer, director or member, shall acquire, directly or indirectly, the power to vote, or direct the voting of, more than 33% of the then outstanding voting securities of the Company or (ii) during any consecutive 18 month period a majority of the Board of Directors is elected or appointed and consists of persons who were not directors of the Company as of the date of the respective Employment Agreement and whose election or appointment as directors of the Company is actively opposed by the Covered Executive. In the event Messrs. Frank or Magusiak are subject to an excise tax on their respective Severance Amounts, according to Sections 280 G and 4999 of the Internal Revenue Code of 1986, as amended, the Company will gross-up their respective Severance Amounts to satisfy the excise taxes.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The Company maintains the 1997 Non-Statutory Stock Option Plan (“Employee Plan”) and the Non-Employee Directors Stock Option Plan (“Directors Plan”), pursuant to which it may grant equity awards to eligible persons.

The following table gives information about equity awards under the Company’s above-mentioned Plans as of December 28, 2003. The information in this table has not been adjusted to reflect the 3-for-2 split in the Common Stock of the Company on March 15, 2004.

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights		Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
	(a)		(b)	(c)
Equity Compensation Plans Approved by Shareholders	3,732,207	(1)	$31.63	1,846,901	(2)

Equity Compensation Plans Not Approved by Shareholders	0		$0	0

Total	3,732,207		$31.63	1,846,901

(1)	This number includes 3,667,207 shares of Common Stock issuable upon the exercise of options granted under the Employee Plan and 65,000 shares of Common Stock issuable upon the exercise of options granted under the Directors Plan.

(2)	This number includes 1,776,901 shares of Common Stock issuable upon the exercise of options granted under the Employee Plan and 70,000 shares of Common Stock issuable upon the exercise of options granted under the Directors Plan.

OPTION GRANTS IN LAST FISCAL YEAR

The following table sets forth information regarding stock options granted to each of the Named Executive Officers in the fiscal year ended December 28, 2003. The information in this table has not been adjusted to reflect the 3-for-2 split in the Common Stock of the Company on March 15, 2004.

	Number of Securities Underlying Options Granted (#)	% of Total Options Granted to Employees in Fiscal Year	Exercise Price ($/Share)	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term ($)
					5%	10%
Richard M. Frank (1)	250,000	16.77%	$29.9900	01/13/10	$3,052,232	$7,112,878

Michael H. Magusiak (1)	250,000	16.77%	$29.9900	01/13/10	$3,052,232	$7,112,878

Mark A. Flores (1)	100,000	6.71%	$29.9900	01/13/10	$1,220,892	$2,845,151

Richard T. Huston (1)	100,000	6.71%	$29.9900	01/13/10	$1,220,892	$2,845,151

J. Roger Cardinale (1)	100,000	6.71%	$29.9900	01/13/10	$1,220,892	$2,845,151

(1)	Options are exercisable as follows: 33% after 01/13/04, 66% after 01/13/05, and 100% after 01/13/06.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR

AND FISCAL YEAR-END OPTION VALUES

The following table sets forth, for each of the Named Executive Officers, information regarding his exercise of stock options during the fiscal year ended December 28, 2003 and the value of his unexercised stock options as of December 28, 2003. The information in this table has not been adjusted to reflect the 3-for-2 split in the Common Stock of the Company on March 15, 2004. The closing price for the Company’s Common Stock, as reported by the New York Stock Exchange, on December 26, 2003 (the last trading day of the fiscal year) was $47.50.

	Shares Acquired on Exercise (#)	Value Realized ($) (A)	Number of Unexercised Options at December 28, 2003 (exercisable/unexercisable) (#)		Value of Unexercised In- the-Money Options at December 28, 2003 (exercisable/unexercisable) ($) (B)
Richard M. Frank	75,000	2,564,409	484,000 588,500	(E) (U)	10,686,365 8,241,000	(E) (U)
Michael H. Magusiak	75,000	2,295,053	174,500 450,500	(E) (U)	4,130,683 6,134,250	(E) (U)
Mark A. Flores	11,185	272,474	18,900 123,625	(E) (U)	255,150 2,109,802	(E) (U)
Richard T. Huston	27,500	807,945	59,699 145,733	(E) (U)	1,239,779 2,274,265	(E) (U)
J. Roger Cardinale	14,850	532,777	55,105 144,410	(E) (U)	1,133,961 2,245,242	(E) (U)

(A)	Calculated by determining the difference between the fair market value of the securities underlying the options and the exercise price of the options at the time of exercise.

(B)	Calculated by determining the difference between the exercise price of the options and the fair market value of the securities underlying the options at fiscal year-end.

(E)	Options which are exercisable at December 28, 2003.

(U)	Options which are not exercisable at December 28, 2003.

COMPENSATION COMMITTEE REPORT

ON EXECUTIVE COMPENSATION

The executive compensation program of the Company is designed as a tool to reinforce the Company’s strategic principles — to be a premier company, with an objective of enhancing long term stockholder value. To this end, the following principles have guided the development of the executive compensation program:

•	Provide competitive levels of compensation to attract and retain the best qualified executive talent. The Compensation Committee strongly believes that the caliber of the Company’s management group makes a significant difference in the Company’s success over the long term.

•	Embrace a “pay-for-performance” philosophy by placing significant amounts of compensation “at risk”—that is, a significant component of the compensation payouts to executives must vary according to the overall performance of the Company.

•	Directly link executives’ interests with those of stockholders by providing opportunities for long term incentive compensation based on changes in stockholder value.

The executive compensation program is intended to appropriately balance the Company’s short term operating goals with its long term strategy through a careful mix of base salary, annual bonuses payable upon the achievement of corporate objectives pursuant to the Company’s Incentive Bonus Plan and long term performance compensation through the issuance of stock options under the 1997 Non-Statutory Stock Option Plan.

The compensation of the executive officers of the Company (including Messrs. Frank and Magusiak, except for those items that are fixed per their respective employment agreements) is reviewed and determined annually by the Compensation Committee. The compensation of such executive officers in 2003 was based on individual and corporate performances as well as assigned responsibilities. In establishing and reviewing executive compensation, consideration is also given to executive salary ranges of comparable companies. Individual performance is reflected in the executive officer’s salary. Corporate performance is reflected in a bonus, payable annually, if earned, to each executive officer, based on the achievement of corporate objectives pursuant to the Company’s Incentive Bonus Plan. Messrs. Frank, Magusiak, Flores, Huston and Cardinale received bonus compensation in 2004 based upon performances and for services rendered in 2003. Messrs. Frank and the four most highly compensated executive officers (Magusiak, Flores, Huston and Cardinale) received $297,000, $135,000, $64,109, $17,935, and $17,866, respectively, and $531,910 (collectively), of bonus compensation in 2003.

The members of the Compensation Committee, all of whom are non-employee directors, considers recommendations made by the Chief Executive Officer for option grants, however, the Compensation Committee makes the final decision in all such matters. In 2003 (prior to its dissolution in February, 2004), the Stock Option Committee (comprised of Messrs. Neeb and Tyree) determined the number of options to issue in accordance with the 1997 Non-Statutory Stock Option Plan based upon base salaries and levels of responsibility.

CEO Performance Evaluation

Although Mr. Frank’s salary is established by the terms of his Employment Agreement (see “Employment Agreements”), the Compensation Committee nevertheless annually evaluates his performance based on the same criteria as is applied to the other executive officers of the Company. Stock option issuances to Mr. Frank, and any increase in his annual base salary or the granting of a bonus, are based on individual and corporate performance, applying the same factors for him as described above for the Company’s other executives.

The Compensation Committee has also considered the potential impact of Section 162(m) of the Code, adopted under the Omnibus Budget Reconciliation Act of 1993. This section disallows a tax deduction for any publicly-held corporation for individual compensation to certain executives of such corporation exceeding $1,000,000 in any taxable year, unless compensation is performance-based. Mr. Frank’s annual base salary had been $1,000,000 since 1994. Effective January 1, 2002, the Compensation Committee of the Board of Directors increased Mr. Frank’s base salary to $1,100,000. It is the intent of the Company and the Compensation Committee to qualify to the maximum extent possible its executives’ compensation for deductibility under applicable tax laws. The Compensation Committee will continue to monitor the impact of such limitations on tax deductions and will take other appropriate actions if warranted in the future.

The Compensation Committee (and the Stock Option Committee) was comprised of Messrs. Neeb and Tyree in 2003.

Louis P. Neeb
Walter Tyree

AUDIT COMMITTEE REPORT

The Audit Committee is composed of independent directors as required by and in compliance with the listing standards of the New York Stock Exchange. The Audit Committee operates pursuant to a written charter adopted by the Board of Directors, a copy of which is attached hereto as Appendix A.

The Audit Committee serves as the representative of the Board of Directors for general oversight of the Company’s financial accounting and reporting process, system of internal control, audit process, and process for monitoring compliance with laws and regulations and the Company’s Code of Business Conduct and Ethics. The Company’s management has primary responsibility for preparing the Company’s financial statements and the Company’s financial reporting process. The Company’s independent public accountants, Deloitte & Touche LLP, are responsible for expressing an opinion on the conformity of the Company’s audited financial statements to generally accepted accounting principles.

In this context, the Audit Committee hereby reports as follows:

1.	The Audit Committee has reviewed and discussed the audited financial statements with the Company’s management.

2.	The Audit Committee has discussed with the independent public accountants the matters required to be discussed by Statement of Auditing Standards 61 (Codification of Statements on Auditing Standard, AU 380), which includes a review of findings of the independent accountant during its examination of the corporation’s financial statements.

3.	The Audit Committee has received the written disclosures and the letter from the independent public accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standards No. 1, Independence Discussions with Audit Committees) and has discussed with the independent public accountants the independent public accountants’ independence.

4.	Based on the review and discussion referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Board of Directors, and the Board of Directors has approved, the inclusion of the audited financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 28, 2003, for filing with the Securities and Exchange Commission.

Tim T. Morris
Cynthia I. Pharr Lee
Raymond E. Wooldridge

COMPENSATION OF DIRECTORS

Non-employee directors of the Company receive a retainer from the Company at the rate of $25,000 per year, plus $2,000 for each regular meeting of the Board of Directors attended. In addition thereto, on the day a non-employee Director is first elected or appointed to the Board, such non-employee Director shall be granted an option to purchase 11,250 shares of the Common Stock of the Company. Each January thereafter, a non-employee Director who was previously elected to the Board and who continues to serve in such capacity shall be granted an option to purchase 6,000 shares of the Common Stock of the Company. Other directors, who are either officers or employees of the Company or its affiliates, do not receive separate compensation for their services as directors of the Company.

PROPOSAL 2:

ADOPTION OF THE COMPANY’S RESTRICTED STOCK PLAN

In March 2004, the Board of Directors adopted the CEC Entertainment, Inc. 2004 Restricted Stock Plan (“Restricted Stock Plan”), subject to the approval of the Company’s stockholders. The purpose of the Restricted Stock Plan is to attract, retain, and reward the services of the employees of the Company and to provide such persons with a proprietary interest in the Company through the granting of restricted stock, that will: (a) increase the interest of such persons in the Company’s welfare; (b) furnish an incentive to such persons to continue their services to the Company; and (c) provide a means through which the Company may attract able persons as employees. The Restricted Stock Plan terminates on December 31, 2014, and no award may be granted after such date; provided, however, any awards granted before that date will continue to be effective in accordance with the terms and conditions of the respective Restricted Stock Agreement.

The Restricted Stock Plan will be administered by a committee appointed by the Board of Directors (“Committee”). The Board of Directors has initially appointed the Compensation Committee to administer the Restricted Stock Plan. The Committee, in its discretion, shall (i) interpret the Restricted Stock Plan, (ii) prescribe, amend, and rescind any rules and regulations necessary or appropriate for the administration of the Restricted Stock Plan, and (iii) make such other determinations and take such other action as it deems necessary or advisable in the administration of the Restricted Stock Plan. Any interpretation, determination, or other action made or taken by the Committee shall be final, binding, and conclusive on all interested parties. The Committee shall consist of not fewer than two members of the Board of Directors, each of which exhibit the independence necessary to comply with applicable securities laws, the rules of any exchange upon which the Company’s securities are traded, Code section 162(m) and the Treasury Regulations promulgated thereunder, and any other applicable law, as necessary. Any member of the Committee may be removed at any time, with or without cause, by resolution of the Board of Directors. Any vacancy occurring in the membership of the Committee may be filled by appointment by the Board of Directors in accordance with the terms of the Plan concerning the Committee’s composition.

Awards under the Restricted Stock Plan shall be granted solely with respect to shares of Common Stock to employees for such consideration, if any, and subject to such restrictions on transfer, rights of first refusal, repurchase provisions, forfeiture provisions and other terms and conditions as are established by the Committee (“Restricted Stock Award”). Subject to any adjustments made as a result of various changes in the capitalization of the Company, the aggregate number of shares of Common Stock which may be granted under the Restricted Stock Plan shall not exceed 500,000 shares, plus any shares of Common Stock previously subject to Restricted Stock Awards which are forfeited or terminated.

The grant of a Restricted Stock Award shall be evidenced by a Restricted Stock Agreement setting forth the restricted stock, the restriction period, the date of grant, and such other terms, provisions, and limitations as are approved by the Committee, but not inconsistent with the Restricted Stock Plan. Further, each Restricted Stock Agreement shall not provide for a vesting period of less than one year nor more than five years. Finally, although the terms and conditions of the Restricted Stock Agreements may vary, each Restricted Stock Agreement shall be subject to the terms and conditions of the Restricted Stock Plan.

Shares of Common Stock that are the subject of a Restricted Stock Award shall be subject to restrictions on disposition by the Participant and to an obligation of the Participant to forfeit and surrender the shares to the Company under certain circumstances (the “Forfeiture Restrictions”). The Forfeiture Restrictions shall be determined by the Committee, in its sole discretion, and the Committee may provide that the Forfeiture Restrictions shall lapse on the passage of time or the occurrence of such other event or events determined to be appropriate by the Committee. The Forfeiture Restrictions applicable to a particular Restricted Stock Award (which may differ from any other such Restricted Stock Award) shall be stated in the Restricted Stock Agreement.

The Common Stock issued under a Restricted Stock Award is nontransferable and subject to the Forfeiture Restrictions. This Common Stock may not be sold, transferred, pledged, exchanged, hypothecated or otherwise disposed of until the Forfeiture Restrictions have expired.

In the event of any change in the capital structure of the Company, including but not limited to a change resulting from a stock dividend, stock split, combination, or exchange of shares of Common Stock, or other increase or decrease in such shares of Common Stock effected without receipt of consideration by the Company, then the number of shares of Common Stock subject to the Restricted Stock Plan and the number of such shares subject to each award granted hereunder shall be correspondingly adjusted by the Committee.

If a “Change of Control” (as defined in the Restricted Stock Plan) of the Company occurs, then the Restricted Stock Awards outstanding under the Restricted Stock Plan that are not otherwise vested shall automatically vest, even though certain conditions otherwise provided for in the Restricted Stock Plan or Restricted Stock Awards Agreements have not been satisfied at the time of the Change of Control.

The Board of Directors or the Committee may at any time and from time to time, without the consent of the Participants, alter, amend, revise, suspend, or discontinue the Restricted Stock Plan in whole or in part; provided, however, that any amendment to the Restricted Stock Plan must be approved by the stockholders of the Company if the amendment would (a) materially increase the aggregate number of shares of Common Stock which may be issued under the Restricted Stock Plan, (b) materially modify the requirements as to eligibility for participation in the Restricted Stock Plan, or (c) materially increase the benefits accruing to Participants under the Restricted Stock Plan. Further, unless required by law, no amendment or revision of the Restricted Stock Plan by the Committee shall adversely affect any rights of Participants concerning any Restricted Stock Awards previously granted without the consent of the affected Participant.

A copy of the Restricted Stock Plan, as proposed, is attached hereto as Exhibit “A.” The description of the Restricted Stock Plan contained herein is not intended to be complete and is qualified in its entirety by reference to Exhibit A, which contains the complete text of the Restricted Stock Plan.

The Board of Directors believes that the proposed adoption of the Restricted Stock Plan will enable the Company and its stockholders, through future stock grants, to continue to secure the benefits of the incentive inherent in stock ownership by certain of its employees.

No awards have or will be made unless and until the Restricted Stock Plan is approved by the stockholders of the Company.

THE BOARD OF DIRECTORS HAS APPROVED THE ABOVE DESCRIBED PLAN AND UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RESTRICTED STOCK PLAN.

PROPOSAL 3:

AMENDMENT OF THE COMPANY’S 1997 NON-STATUTORY STOCK OPTION PLAN

The 1997 Non-Statutory Stock Option Plan (“Employee Plan”) became effective in September, 1997. The purpose of the Employee Plan is to secure for the Company and its stockholders the benefits of the incentives inherent in stock ownership by key employees of the Company and its subsidiaries. The Employee Plan terminates on July 31, 2007, and no option may be granted after such date pursuant to the Employee Plan. The Employee Plan is currently administered by the Compensation Committee. The Compensation Committee determines, in its discretion but subject to the limitations set forth in the Employee Plan, the persons to whom options are granted, the number of shares covered by options and the exercise price of options. The Compensation Committee also determines the conditions, if any, imposed upon the granting of options under the Employee Plan. To date, the Compensation Committee has issued options under the Employee Plan to eligible employees in proportion to their respective responsibilities to the Company. The Compensation Committee provides for various periods of time to pass before options become exercisable according to the Company’s long term strategic plans. In March, 2004, the Board of Directors adopted, subject to the approval of the Company’s stockholders, an amendment to the Employee Plan providing that the number of shares of Common Stock which may be issued under the Employee Plan would be increased from 10,181,250 to 10,781,250. The description of the Employee Plan contained herein is not intended to be complete and is qualified in its entirety by reference to Exhibit “B” attached hereto, which contains the complete text of the Employee Plan, as amended.

The Board of Directors believes that the proposed amendment to the Employee Plan will enable the Company and its stockholders, through future stock options, to continue to secure the benefits of the incentive inherent in stock ownership by certain of its employees.

THE BOARD OF DIRECTORS HAS APPROVED THE ABOVE DESCRIBED AMENDMENT AND UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE AMENDMENT TO THE COMPANY’S 1997 NON-STATUTORY STOCK OPTION PLAN.

PROPOSAL 4:

AMENDMENT OF THE COMPANY’S NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN

The Non-Employee Directors Stock Option Plan (“Directors Plan”) became effective in June 1995. Options to purchase up to 337,500 shares of the Company’s Common Stock may be granted under the Directors Plan. The Directors Plan provides for the granting of non-qualified stock options to non-employee directors of the Company or its Affiliates (as defined in the Directors Plan). The goal of the Directors Plan is to provide a means of retaining and attracting competent non-employee personnel to serve on the Board of Directors by extending to such individuals long-term incentives for high levels of performance and to award for unusual efforts designed to improve the financial performance of the Company. The Directors Plan is administered by a committee comprised of the President and the Chief Financial Officer of the Company. In March, 2004, the Board of Directors adopted, subject to the approval of the Company’s stockholders, an amendment to the Directors Plan that would: (a) increase the number of shares subject to options that may be granted on the day a Non-Employee Director is first elected or appointed to the Board from 11,250 to 15,000 shares; and (b)increase the number of shares subject to options that may be granted on the fifth Business Day in January of each year to each Non-Employee Director who was previously elected to the Board from 6,000 to 7,500 shares. The description of the Directors Plan contained herein is not intended to be complete and is qualified in its entirety by reference to Exhibit “C” attached hereto, which contains the complete text of the Directors Plan, as amended.

The Board of Directors believes that the proposed amendment to the Directors Plan will enable the Company and its stockholders, through future grants and stock options, to continue to secure the benefits of the incentive inherent in stock ownership by its non-employee Directors.

THE BOARD OF DIRECTORS HAS APPROVED THE ABOVE DESCRIBED AMENDMENT AND UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE AMENDMENT TO THE COMPANY’S NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN.

PROPOSAL 5:

AMENDMENT OF THE COMPANY’S NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN

The Non-Employee Directors Stock Option Plan (“Directors Plan”) became effective in June 1995. Options to purchase up to 337,500 shares of the Company’s Common Stock may be granted under the Directors Plan. The Directors Plan provides for the granting of non-qualified stock options to non-employee directors of the Company or its Affiliates (as defined in the Directors Plan). The goal of the Directors Plan is to provide a means of retaining and attracting competent non-employee personnel to serve on the Board of Directors by extending to such individuals long-term incentives for high levels of performance and to award for unusual efforts designed to improve the financial performance of the Company. The Directors Plan is administered by a committee comprised of the President and the Chief Financial Officer of the Company. In March, 2004, the Board of Directors adopted, subject to the approval of the Company’s stockholders, an amendment to the Directors Plan providing that the number of shares of Common Stock which may be issued under the Directors Plan would be increased from 337,500 to 437,500. The description of the Directors Plan contained herein is not intended to be complete and is qualified in its entirety by reference to Exhibit “C” attached hereto, which contains the complete text of the Directors Plan, as amended.

The Board of Directors believes that the proposed amendment to the Directors Plan will enable the Company and its stockholders, through future grants and stock options, to continue to secure the benefits of the incentive inherent in stock ownership by its non-employee Directors.

THE BOARD OF DIRECTORS HAS APPROVED THE ABOVE DESCRIBED AMENDMENT AND UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE AMENDMENT TO THE COMPANY’S NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN.

INDEMNIFICATION

The Bylaws of the Company provide for each director and officer of the Company to be indemnified by the Company, as a right, to the full extent permitted or authorized by the laws of the State of Kansas against any liability, judgment, fine, amount paid in settlement, cost and expense asserted or threatened against or incurred by such person in his capacity, or arising out of his status, as a director or officer. The Company’s Articles of Incorporation include a provision which eliminates director liability for monetary damages for breach of the director’s duty of due care, as permitted under Kansas law.

COMPENSATION COMMITTEE INTERLOCKS

AND INSIDER PARTICIPATION IN COMPENSATION DECISIONS

The Compensation Committee was comprised of Messrs. Neeb and Tyree in 2003. None of the Committee members have ever been officers or employees of the Company, nor have they had any relationship requiring disclosure by the Company under any paragraph of Item 404 of Regulation S-K. There have been no relationships during the last fiscal year requiring disclosure by the Company under any paragraph of Item 402 of Regulation S-K. The Board of Directors intends that transactions with officers, directors and affiliates will be entered into on terms no less favorable to the Company than could be obtained from unrelated third parties and will be approved by at least a simple majority of the uninterested directors of the Company.

STOCK PERFORMANCE GRAPHS

The following graphs compare the cumulative yearly total stockholder return (change in share price plus reinvestment of any dividends) on the Company’s Common Stock since December 31, 1998 (the “Five-Year Cumulative Total Returns”) and January 3, 1989, the date the Company’s Common Stock first traded on the NASDAQ system (the “Fourteen-Year Cumulative Total Returns”), each versus two indexes. The graphs assume $100 was invested on December 31, 1998 for the Five-Year Cumulative Total Returns, and January 3, 1989 for the Fourteen-Year Cumulative Total Returns. The Company has not paid any cash dividends on its Common Stock during the applicable periods. The share price of the Company’s Common Stock has been adjusted for three-for-two stock splits in the form of stock dividends distributed on March 26, 1991, March 20, 1992, May 22, 1996, and July 23, 1999.

The Company’s Common Stock is labeled on the graphs as “CEC Entertainment, Inc.” The index labeled “NYSE Stocks,” which was prepared by Center for Research in Securities Prices (“CRSP”), at the University of Chicago, Graduate School of Business, 1101 East 58th Street, Chicago, Illinois 60637 (telephone 773-834-4606) measures the total return (weighted for the market capitalization of the component companies) on the approximately 38 domestic and foreign companies which operate restaurants or other eating and drinking places (SIC Code 58) and whose equity securities are traded on the New York Stock Exchange. The identities of the companies included in the “NYSE Stocks” index will be made available in a prompt manner to any stockholder upon written request addressed to Investor Relations at the Company’s Irving address. The index labeled “NYSE Stock Market,” also prepared by CRSP, measures the total return on the approximately 3,000 United States companies whose common stock is traded on the New York Stock Exchange.

Five-Year Cumulative Total Returns

Fourteen-Year Cumulative Total Returns

COMPLIANCE WITH SECTION 16(a) OF

THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers and directors and the persons who own more than ten percent of the Company’s Common Stock to file initial reports of ownership of Common Stock and reports of changes of ownership with the Securities and Exchange Commission and the National Association of Securities Dealers, Inc. and to furnish the Company with copies of such reports. Based on review of such copies and other records of the Company, the Company has no reason to believe that any reports were untimely filed or that any Form 5 filings were made by any executive officers, directors or persons owning more than ten percent of the Company’s Common Stock.

INDEPENDENT PUBLIC ACCOUNTANTS

The firm of Deloitte & Touche LLP served as the Company’s independent public accountants for the fiscal years ending December 28, 2003, and December 29, 2002. A representative of Deloitte & Touche LLP is expected to be present and available at the Annual Meeting of stockholders to respond to appropriate questions and will be given an opportunity to make a statement, if desired.

The firm of Deloitte & Touche, LLP has been the principal accountant for the audit of the Company’s annual financial statements and review of financial statements included in the Company’s Form 10-Q or services that are normally provided by accountants in connection with statutory and regulatory filings or engagements for the fiscal years ending December 28, 2003 and December 29, 2002. The following table presents fees for professional services rendered by Deloitte & Touche, LLP for the audit of the Company’s annual financial statements and fees billed for audit-related services, tax services and all other services rendered by Deloitte & Touche, LLP for the Company’s 2003 and 2002 fiscal years.

	Fiscal 2003	Fiscal 2002
(1) Audit fees	$257,890	$239,100
(2) Audit-related fees (a)	56,000	22,825
(3) Tax fees (b)	0	0
(4) All other fees (c)	0	0
Total	$313,890	$261,925

(a)	Principally related to professional services rendered by Deloitte & Touche for attestation services rendered by it for matters such as comfort letters and consents related to SEC and other registration statements, audits of employee benefit plans, agreed-upon procedures and consultation on accounting standards or transactions.

(b)	Principally related to professional services rendered by Deloitte & Touche for tax compliance services and tax examination assistance.

(c)	Principally related to professional services rendered by Deloitte & Touche for all other services, such as consultation related to tax planning and compliance, improving business and operational processes and regulatory matters.

All audit related services, tax services and other services were pre-approved by the Audit Committee, which concluded that the provision of such services by Deloitte & Touche, LLP was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions. The Audit Committee’s Charter provides for pre-approval of all audit, audit-related and tax services specifically described by the Committee on an annual basis and all other individual engagements not anticipated by the Company or the Audit Committee.

SUBMISSION OF STOCKHOLDER PROPOSALS

Any stockholder who wishes to present a proposal for action at the 2005 annual meeting of stockholders and who wishes to have it set forth in the proxy statement and identified in the form of proxy prepared by the Company, must deliver such proposal to the Company at its principal executive offices, not less than 60 days nor more than 90 days prior to the date of the applicable annual meeting of stockholders; provided, however, that in the event that less than 70 days’ notice or prior public disclosure of the date of the meeting is given or made, notice by the stockholder to be timely must be so received not later than the close of business on the tenth (10th) day following the day on which such notice of the date of the applicable annual meeting was mailed or such public disclosure of the date of such annual meeting was made, whichever first occurs. For purposes of this section, the date of a public disclosure shall include, but not be limited to, the date on which such disclosure is made in a press release reported by the Dow Jones News Services, the Associated Press or any comparable national news service or in a document publicly filed by the corporation with the Securities and Exchange Commission pursuant to Sections 13, 14, or 15(d) (or the rules and regulations thereunder) of the Exchange Act.

To be in proper written form, a stockholder’s notice to the Secretary of the Company must set forth (a) as to each person whom the stockholder proposes to nominate for election as a director (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class or series and number of shares of capital stock of the corporation that are owned beneficially or of record by the person and (iv) any other information relating to the person that would be required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and (b) as to the stockholder giving the notice (i) the name and record address of such stockholder, (ii) the class or series and number of shares of capital stock of the corporation that are owned beneficially or of record by such stockholder, (iii) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholders, (iv) a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice and (v) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected.

EXPENSES OF SOLICITATION

The accompanying proxy is being solicited on behalf of the Board of Directors of the Company. The expense of preparing, printing and mailing the proxy and the material used in the solicitation thereof will be borne by the Company. In addition to the use of the mails, proxies may be solicited by directors and officers and employees of the Company, who will receive no additional compensation for soliciting, by means of personal interview, telephone or telegram. The Company has also engaged The Altman Group, Inc. to assist it in the solicitation of proxies, for a fee of $6,500 plus expenses. Arrangements may also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of stock held of record by such persons, and the Company may reimburse them for reasonable out-of-pocket expenses of such solicitation.

ADDITIONAL INFORMATION AVAILABLE

The Company will furnish a copy of its Annual Report on Form 10-K for the fiscal year ended December 28, 2003, filed with the Securities and Exchange Commission, upon the written request of any stockholder of record at the close of business on March 25, 2004. The written request should be sent to the Secretary of the Company, Marshall R. Fisco, Jr., CEC Entertainment, Inc., 4441 West Airport Freeway, Irving, Texas 75062. The written request must state that as of March 25, 2004, the person making the request was a beneficial owner of the capital stock of the Company. Any stockholder may also obtain a copy of the Company’s Annual Report on Form 10-K through the Securities and Exchange Commission’s website at http://www.sec.gov or through the Company’s website at http://www.chuckecheese.com.

OTHER MATTERS

The Board of Directors is not presently aware of any other matters or business other than that which is described above to be presented to the stockholders for action at the Annual Meeting. In the event that other business comes before the Annual Meeting, votes may be cast pursuant to proxies in respect to any such business in the best judgment of the persons acting under the proxies.

Stockholders who do not expect to attend the meeting are urged to vote by internet, telephone, or by mail. The instructions included with the proxy card describe how to vote by internet or telephone. Of course, if you prefer, you can vote through the mail service by completing the proxy card and returning it in the enclosed postage-paid envelope.

By Order of the Board of Directors,

MARSHALL R. FISCO, JR.
Corporate Secretary

Irving, Texas

April 8, 2004

APPENDIX A

AUDIT COMMITTEE CHARTER

(As Amended and Restated as of February 5, 2004)

Organization

There shall be a committee of the Board of Directors (the “Board”) of CEC Entertainment, Inc. (the “Company”) to be known as the Audit Committee. The Audit Committee shall be composed of Directors who are independent of the management of the Company and are free of any relationship that, in the opinion of the Board, would interfere with their exercise of independent judgment as a committee member.

Statement of Policy

The Audit Committee shall provide assistance to the directors in fulfilling their responsibility to the stockholders, potential stockholders, and investment community relating to corporate accounting, reporting practices of the Company, and the quality and integrity of the financial reports of the Company. In so doing, it is the responsibility of the Audit Committee to maintain free and open means of communication between the directors, the independent auditors, the internal auditors and the financial management of the Company.

Composition

The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent of management of the Company. Members of the committee shall be considered independent as long as they do not accept any consulting, advisory, or other compensatory fee from the Company (other than for service as a director) and are not an affiliated person of the Company or its subsidiary, they have no material relationship with the Company (other than service as a director) as determined by the Board and they meet the independence requirements of the New York Stock Exchange or any other exchange or market within the United States on which the Company’s capital stock is traded or listed. All committee members shall be financially literate and at least one member shall be an audit committee financial expert, as defined by SEC regulations and determined by the Board.

Meetings

The Audit Committee shall meet at least twice annually, or more frequently as circumstances dictate. As part of its job to foster open communications, the Audit Committee should meet periodically with management, the director of the internal auditing department and the independent auditors in separate executive sessions to discuss any matters that the Audit Committee or each of these groups believe should be discussed privately.

Responsibilities

In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible in order to best react to changing conditions and to ensure to the directors and stockholders that the corporate accounting and reporting practices of the Company are in accordance with all requirements and are of the highest quality. The Audit Committee will rely on the Company’s staff and its independent auditor for assistance in performing its duties and responsibilities. The Committee will have direct access to financial, legal, and other staff and advisors of the Company and will have the authority to engage accountants, independent counsel and other advisors as it determines necessary to carry out its duties. However, the independent auditor may not be engaged to perform non-audit services proscribed by law or regulation. In carrying out these responsibilities, the Audit Committee will:

•	Assume responsibility for the selection of the independent auditors, considering their independence and effectiveness and approve the fees and other compensation to be paid to the independent auditors. On an annual basis, the Audit Committee should review and discuss with the auditors all significant relationships the auditors have with the Company to determine the auditors’ independence. Also, the Audit Committee should obtain formal written affirmation of independence from the independent auditors.

Appendix A-1

•	Meet with the independent auditors and financial management of the Company to review the scope of the proposed audit for the current year and at the conclusion thereof review such audit, including any comments or recommendations of the independent auditors.

•	Review with the independent auditors, the Company’s internal auditors and financial and accounting personnel the quality of accounting principles as well as the adequacy and effectiveness of the accounting and financial controls of the Company, and elicit any recommendations for the improvement of such accounting principles, internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper.

•	Obtain and review, at least annually, a report by the independent auditors describing its internal quality-control procedures, any material issues raised by the most recent internal quality-control review or peer review of the independent auditors or by any governmental inquiry or investigation within the preceding five years and any steps taken by the independent auditors to address any such issues.

•	Review and update this Charter periodically, and at least annually, as conditions dictate.

•	Review the Company’s annual audited financial statements and recommend that such statements be filed in the Form 10-K with the SEC and New York Stock Exchange.

•	Review with financial management the quarterly Form 10-Q prior to its filing and review earnings press releases and earnings guidance prior to their release to the public, analysts and other third parties. The Chairperson of the Audit Committee may represent the entire Audit Committee for purposes of these reviews. In instances when the Chairperson of the Audit Committee is not available then another independent member of the Board, as designated by the Chairperson of the Audit Committee, may conduct the reviews.

•	Review the regular internal reports to management prepared by the internal auditing department.

•	Submit the minutes of all meetings of the Audit Committee to, or discuss the matters discussed at each Audit Committee meeting with, the Board.

•	Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

•	Review with financial management the Company’s policies on risk assessment and risk management.

•	Establish hiring policies for employees and former employees of the Company’s independent auditors.

•	At least annually conduct a self-evaluation to assess the effectiveness of the Audit Committee.

•	Report regularly to the Board.

•	Prepare a report as required by the rules of the Securities and Exchange Commission for inclusion in the Company’s annual proxy statement.

Committee Resources

The Committee shall have the authority, to the extent it deems necessary or appropriate, to retain consultants, outside counsel and other advisors. The Committee shall have sole authority to approve the fees and other retention terms with respect to such advisors. The Company shall provide appropriate funding, as determined by the Committee, for payment of compensation to any advisors engaged or employed by the Committee.

Appendix A-2

EXHIBIT A

CEC ENTERTAINMENT, INC.

2004 RESTRICTED STOCK PLAN

The CEC Entertainment, Inc. 2004 Restricted Stock Plan (hereinafter called the “Plan” as amended, from time to time) was adopted by the board of directors of CEC Entertainment, Inc., a Kansas corporation (hereinafter called the “Company”), on March 29, 2004.

ARTICLE 1

PURPOSE

The purpose of the Plan is to attract, retain, and reward the services of the employees of the Company and its Subsidiaries and to provide such persons with a proprietary interest in the Company through the granting of restricted stock, that will:

(a)	increase the interest of such persons in the Company’s welfare;

(b)	furnish an incentive to such persons to continue their services to the Company; and

(c)	provide a means through which the Company may attract able persons as employees.

ARTICLE 2

DEFINITIONS

For the purpose of the Plan, unless the context requires otherwise, the following terms shall have the meanings indicated:

2.1 “Board” means the board of directors of the Company.

2.2 “Change of Control” means any of the following: (i) any consolidation, merger or share exchange of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of the Company’s Common Stock would be converted into cash, securities or other property, other than a consolidation, merger or share exchange of the Company in which the holders of the Company’s Common Stock immediately prior to such transaction have the same proportionate ownership of Common Stock of the surviving corporation immediately after such transaction; (ii) any sale, lease, exchange or other transfer (excluding transfer by way of pledge or hypothecation) in one transaction or a series of related transactions, of all or substantially all of the assets of the Company; (iii) the stockholders of the Company approve any plan or proposal for the liquidation or dissolution of the Company; (iv) the cessation of control (by virtue of their not constituting a majority of directors) of the Board by the individuals (the “Continuing Directors”) who were members of the Board for the immediately preceding two (2) years (unless the election, or the nomination for election by the Company’s stockholders, of each new director was approved by a vote of at least two-thirds (2/3) of the directors then still in office who were directors at the beginning of such a period); (v) the acquisition of beneficial ownership (within the meaning of Rule 13d 3 under the Exchange Act, as defined in Section 2.10) of an aggregate of 30% of the voting power of the Company’s outstanding voting securities by any person or group (as such term is used in Rule 13d-5 under the Exchange Act, as defined in Section 2.10) who beneficially owned less than 15% of the voting power of the Company’s outstanding voting securities on the date of this Plan, or the acquisition of beneficial ownership of an additional 15% of the voting power of the Company’s outstanding voting securities by any person or group who beneficially owned at least 15% of the voting power of the Company’s outstanding voting securities on the date of this Plan, provided, however, that notwithstanding the foregoing, an acquisition shall not constitute a Change of Control hereunder if the acquiror is (A) a trustee or other fiduciary holding securities under an employee benefit plan of the Company and acting in such capacity, (B) a Subsidiary of the Company or a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of voting securities of the Company or (C) any other person whose acquisition of shares of voting securities is approved in advance by a majority of the Continuing Directors; or (vi) in a Title 11 bankruptcy proceeding, the appointment of a trustee or the conversion of a case involving the Company to a case under Chapter 7.

Exhibit A-1

2.3 “Code” means the Internal Revenue Code of 1986, as amended.

2.4 “Committee” means the committee appointed or designated by the Board to administer the Plan in accordance with Article 3 of this Plan.

2.5 “Common Stock” means the common stock of the Company, par value $ 0.10 per share, which the Company is currently authorized to issue or may in the future be authorized to issue.

2.6 “Date of Grant” means the effective date on which a Restricted Stock Award is made to a Participant as set forth in the applicable Restricted Stock Agreement.

2.7 “Director” means a member of the Board.

2.8 “Disability” means the “disability” of a person as defined in a then effective long-term disability plan maintained by the Company that covers such person, or if such a plan does not exist at any relevant time, “Disability” means the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code. Section 22(e)(3) of the Code provides that an individual is totally and permanently disabled if he is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months.

2.9 “Employee” means a common law employee, including an employee who is also an Officer or Director, (as defined in accordance with the Regulations and Revenue Rulings then applicable under Section 3401(c) of the Code) of the Company or any Subsidiary. “Employee” does not include Non-employee Directors.

2.10 “Exchange Act” means the Securities Exchange Act of 1934, as amended, and any successor statute. Reference in the Plan to any section of the Exchange Act shall be deemed to include any amendments or successor provisions to such section and rules and regulations relating to such section.

2.11 “Fair Market Value” of a share of Common Stock is the mean of the highest and lowest value prices per share on the New York Stock Exchange Consolidated Tape, or such reporting service as the Committee may select, on the appropriate date, or in the absence of reported sales on such day, the most recent previous day for which sales were reported.

2.12 “Officer” means a person who is an “officer” of the Company or a Subsidiary within the meaning of Section 16 of the Exchange Act (whether or not the Company is subject to the requirements of the Exchange Act).

2.13 “Non-employee Director” means a member of the Board who is not an Employee.

2.14 “Participant” shall mean an Employee to whom a Restricted Stock Award is granted under this Plan.

2.15 “Regulation S-K” means Regulation S-K promulgated under the Securities Act, as it may be amended from time to time, and any successor to Regulation S-K. Reference in the Plan to any item of Regulation S-K shall be deemed to include any amendments or successor provisions to such item.

2.16 “Restriction Period” means the period during which the Common Stock under a Restricted Stock Award is nontransferable and subject to “Forfeiture Restrictions” as defined in Section 6.2 of this Plan and set forth in the Restricted Stock Agreement.

2.17 “Restricted Stock” means shares of Common Stock issued or transferred to a Participant pursuant to Section 6.1 of this Plan which are subject to restrictions or limitations set forth in this Plan and in the related Restricted Stock Agreement.

2.18 “Restricted Stock Agreement” means the written agreement evidencing the grant of a Restricted Stock Award executed by the Company and the Participant, including any amendments thereto. Each Restricted Stock Agreement shall be subject to the terms and conditions of the Plan.

Exhibit A-2

2.19 “Restricted Stock Award” means an award granted under Section 6.1 of this Plan of shares of Common Stock issued to the Participant for such consideration, if any, and subject to such restrictions on transfer, rights of first refusal, repurchase provisions, forfeiture provisions and other terms and conditions as are established by the Committee.

2.20 “Securities Act” means the Securities Act of 1933, as amended, and any successor statute. Reference in the Plan to any section of the Securities Act shall be deemed to include any amendments or successor provisions to such section and any rules and regulations relating to such section.

2.21 “Subsidiary” means (i) any corporation in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing a majority of the total combined voting power of all classes of stock in one of the other corporations in the chain, (ii) any limited partnership, if the Company or any corporation described in item (i) above owns a majority of the general partnership interest and a majority of the limited partnership interests entitled to vote on the removal and replacement of the general partner, and (iii) any partnership or limited liability company, if the partners or members thereof are composed only of the Company, any corporation listed in item (i) above or any limited partnership listed in item (ii) above. “Subsidiaries” means more than one of any such corporations, limited partnerships, partnerships or limited liability companies.

2.22 “Termination of Service” occurs when a Participant shall cease to serve as an Employee for any reason.

ARTICLE 3

ADMINISTRATION

The Plan shall be administered by the Committee. The Committee shall consist of not fewer than two persons. Any member of the Committee may be removed at any time, with or without cause, by resolution of the Board. Any vacancy occurring in the membership of the Committee may be filled by appointment by the Board.

While the Common Stock of the Company is publicly traded, the Committee shall be a committee of the Board the members of which exhibit the independence necessary to comply with any applicable securities laws, the rules of any exchange upon which the Company’s securities are traded, Code section 162(m) and the Treasury Regulations promulgated thereunder, and any other applicable law, as necessary. The Committee shall select one of its members to act as its Chairman. A majority of the Committee shall constitute a quorum, and the act of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the act of the Committee.

The Compensation Committee of the Board shall serve as the Committee unless and until such time as the Board appoints other members of the Board to serve as the Committee.

The Committee shall determine the Participants to whom Restricted Stock Awards shall be granted, and shall set forth in the Restricted Stock Agreement of each Participant the Restricted Stock Award, the Restriction Period, the Date of Grant, and such other terms, provisions, and limitations as are approved by the Committee, but not inconsistent with the Plan.

The Committee, in its discretion, shall (i) interpret the Plan, (ii) prescribe, amend, and rescind any rules and regulations necessary or appropriate for the administration of the Plan, and (iii) make such other determinations and take such other action as it deems necessary or advisable in the administration of the Plan. Any interpretation, determination, or other action made or taken by the Committee shall be final, binding, and conclusive on all interested parties.

With respect to restrictions in the Plan that are based on the rules of any exchange or inter-dealer quotation system upon which the Company’s securities are listed or quoted, or any other applicable law, rule or restriction, to the extent that any such restrictions are no longer required by applicable law, the Committee shall have the sole discretion and authority to prescribe terms for Restricted Stock Awards that are not subject to such mandated restrictions and/or to waive any such mandated restrictions with respect to outstanding Restricted Stock Awards.

Exhibit A-3

ARTICLE 4

ELIGIBILITY

Any Employee whose judgment, initiative and efforts are expected to contribute to the successful performance of the Company is eligible to participate in the Plan. Restricted Stock Awards may be granted by the Committee at any time and from time to time to new Participants, or to then Participants, or to a greater or lesser number of Participants, and may include or exclude previous Participants, as the Committee may determine. Except as required by this Plan, Restricted Stock Awards granted at different times need not contain similar provisions. The Committee’s determinations under the Plan (including without limitation recommendations regarding which Employees, if any, are to receive Restricted Stock Awards, the form, amount and timing of such Restricted Stock Awards, the terms and provisions of such Awards and the agreements evidencing same) need not be uniform and may be made by it selectively among Employees who receive, or are eligible to receive, Restricted Stock Awards under the Plan.

ARTICLE 5

SHARES SUBJECT TO PLAN

Shares to be issued may be made available from Common Stock held by the Company in its treasury or Common Stock that is newly issued; provided, however, that to the extent a Restricted Stock Award is made to a newly hired Employee as a condition of employment, only shares of Common Stock held by the Company in its treasury may be used.

Subject to adjustment as provided in Articles 9 and 10, the maximum number of shares of Common Stock that may be delivered pursuant to Restricted Stock Awards granted under the Plan is 500,000 shares. Shares of Common Stock previously subject to Restricted Stock Awards which are forfeited or terminated may be reissued pursuant to future Restricted Stock Awards.

ARTICLE 6

GRANT OF RESTRICTED STOCK AWARD

6.1 In General. The grant of a Restricted Stock Award shall be authorized by the Committee and shall be evidenced by a Restricted Stock Agreement setting forth the Restricted Stock, the Restriction Period, the Date of Grant, and such other terms, provisions, and limitations as are approved by the Committee, but not inconsistent with the Plan. The Company shall execute a Restricted Stock Agreement with a Participant after the Committee approves the issuance of a Restricted Stock Award.

Each Restricted Stock Agreement shall be in such form and shall contain such terms and conditions as the Committee shall deem appropriate. The terms and conditions of such Restricted Stock Agreements may change from time to time and the terms and conditions of separate Restricted Stock Agreements need not be identical, but each such Restricted Stock Agreement shall be subject to the terms and conditions of this Article 6.

6.2 Forfeiture Restrictions. Shares of Common Stock that are the subject of a Restricted Stock Award shall be subject to restrictions on disposition by the Participant and to an obligation of the Participant to forfeit and surrender the shares to the Company under certain circumstances (the “Forfeiture Restrictions”). The Forfeiture Restrictions shall be determined by the Committee, in its sole discretion, and the Committee may provide that the Forfeiture Restrictions shall lapse on the passage of time or the occurrence of such other event or events determined to be appropriate by the Committee. The Forfeiture Restrictions applicable to a particular Restricted Stock Award (which may differ from any other such Restricted Stock Award) shall be stated in the Restricted Stock Agreement.

6.3 Minimum Vesting Restrictions. Any provision contained in the Plan to the contrary notwithstanding, the Forfeiture Restrictions for any particular Restricted Stock Award shall not provide for a vesting period of less than one year nor more than five years.

6.4 Restricted Stock Awards. At the time any Restricted Stock Award is granted under the Plan, the Company and the Participant shall enter into a Restricted Stock Agreement setting forth each of the matters addressed

Exhibit A-4

in this Article 6 and such other matters as the Committee may determine to be appropriate. Shares of Common Stock awarded pursuant to a Restricted Stock Award shall be represented by a stock certificate registered in the name of the Participant of such Restricted Stock Award or by a book entry account with the Company’s transfer agent. The Participant shall have the right to receive dividends with respect to the shares of Common Stock subject to a Restricted Stock Award, to vote the shares of Common Stock subject thereto and to enjoy all other stockholder rights with respect to the shares of Common Stock subject thereto, except that, unless provided otherwise in the Restricted Stock Agreement, (i) the Participant shall not be entitled to delivery of the certificate evidencing the shares of Common Stock covered by a Restricted Stock Award until the Forfeiture Restrictions have expired, (ii) the Company or an escrow agent shall retain custody of the certificate evidencing the shares of Common Stock (or such shares shall be held in a book entry account with the Company’s transfer agent) until the Forfeiture Restrictions have expired, (iii) the Participant may not sell, transfer, pledge, exchange, hypothecate or otherwise dispose of the shares of Common Stock until the Forfeiture Restrictions have expired, and (iv) a breach of the terms and conditions established by the Committee pursuant to the Restricted Stock Agreement shall cause a forfeiture of the Restricted Stock Award. At the time of such Restricted Stock Award, the Committee may, in its sole discretion, prescribe additional terms, conditions or restrictions relating to the Restricted Stock Award, including rules pertaining to the Participant’s Termination of Service prior to expiration of the Forfeiture Restrictions. Such additional terms, conditions or restrictions shall also be set forth in the Restricted Stock Agreement made in connection with the Restricted Stock Award.

6.5 Rights and Obligations of Participant. One or more stock certificates representing shares of Common Stock, free of Forfeiture Restrictions, shall be delivered to the Participant promptly after, and only after, the Forfeiture Restrictions have expired and Participant has satisfied all applicable federal, state and local income and employment tax withholding requirements. Each Restricted Stock Agreement shall require that (i) the Participant, by his or her acceptance of the Restricted Stock Award, shall irrevocably grant to the Company a power of attorney to transfer any shares so forfeited to the Company and agrees to execute any documents requested by the Company in connection with such forfeiture and transfer, and (ii) such provisions regarding transfers of forfeited shares of Common Stock shall be specifically performable by the Company in a court of equity or law.

6.6 Restriction Period. The Restriction Period for a Restricted Stock Award shall commence on the Date of Grant of the Restricted Stock Award and, unless otherwise established by the Committee and stated in the Restricted Stock Agreement, shall expire upon satisfaction of the conditions set forth in the Restricted Stock Agreement pursuant to which the Forfeiture Restrictions will lapse. The Committee may, in its sole discretion, accelerate the Restriction Period for all or a part of a Restricted Stock Award.

6.7 Securities Restrictions. The Committee may impose other conditions on any shares of Common Stock subject to a Restricted Stock Award as it may deem advisable, including (i) restrictions under applicable state or federal securities laws, and (ii) the requirements of any stock exchange or national market system upon which shares of Common Stock are then listed or quoted.

6.8 Payment for Restricted Stock. The Committee shall determine the amount and form of any payment for shares of Common Stock received pursuant to a Restricted Stock Award; provided, that in the absence of such a determination, the Participant shall not be required to make any payment for shares of Common Stock received pursuant to a Restricted Stock Award, except to the extent otherwise required by law.

6.9 Forfeiture of Restricted Stock. Subject to the provisions of the particular Restricted Stock Agreement, on Participant’s Termination of Service during the Restriction Period, the shares of Common Stock still subject to the Forfeiture Restrictions contained in the Restricted Stock Award shall be forfeited by the Participant. Upon any forfeiture, all rights of the Participant with respect to the forfeited shares of Common Stock subject to the Restricted Stock Award shall cease and terminate, without any further obligation on the part of the Company, except that if so provided in the Restricted Stock Agreement applicable to the Restricted Stock Award, the Company shall repurchase each of the shares of Common Stock forfeited for the purchase price per share paid by the Participant. The Committee will have discretion to determine the date of the Participant’s Termination of Service.

6.10 Lapse of Forfeiture Restrictions in Certain Events; Committee’s Discretion. Notwithstanding the provisions of Section 6.9 or any other provision in the Plan to the contrary, the Committee may, on account of the Participant’s Disability or otherwise, in its discretion and as of a date determined by the Committee, fully vest any or all Common Stock awarded to the Participant pursuant to a Restricted Stock Award, and upon such vesting, all Forfeiture Restrictions applicable to such Restricted Stock Award shall lapse or terminate; provided, however, that the Committee

Exhibit A-5

shall have no discretion to fully vest any Common Stock awarded unless the Participant has been continuously an Employee for at least one (1) year after the Date of Grant. The Committee shall have discretion to determine whether a Participant’s Termination of Service was as a result of Disability. Any action by the Committee pursuant to this Section 6.10 may vary among individual Participants and may vary among the Restricted Stock Awards held by any individual Participant.

6.11 Lapse of Forfeiture Restrictions Upon Death. Notwithstanding the provisions of Section 6.9 or any other provision in the Plan or the applicable Restricted Stock Agreement to the contrary, all Common Stock awarded to a Participant pursuant to a Restricted Stock Award shall fully vest upon the death of such Participant, and upon such vesting all Forfeiture Restrictions applicable to such Restricted Stock Award shall lapse or terminate; even though the Participant’s death occurs before he has been continuously an Employee for at least one (1) year after the Date of Grant.

6.12 Withholding Taxes. The Committee may establish such rules and procedures as it considers desirable in order to satisfy any obligation of the Company to withhold applicable federal, state and local income and employment taxes with respect to the lapse of Forfeiture Restrictions applicable to Restricted Stock Awards. Prior to delivery of shares of Common Stock upon the lapse of Forfeitures Restrictions applicable to a Restricted Stock Award, the Participant shall pay or make adequate provision acceptable to the Committee for the satisfaction of all tax withholding obligations of the Company.

ARTICLE 7

AMENDMENT OR DISCONTINUANCE

Subject to the limitations set forth in this Article 7, the Board of Directors or the Committee may at any time and from time to time, without the consent of the Participants, alter, amend, revise, suspend, or discontinue the Plan in whole or in part; provided, however, that any amendment to the Plan must be approved by the stockholders of the Company if the amendment would (a) materially increase the aggregate number of shares of Common Stock which may be issued under the Plan, (b) materially modify the requirements as to eligibility for participation in the Plan, or (c) materially increase the benefits accruing to Participants under the Plan. Any such amendment shall, to the extent deemed necessary by the Committee, be applicable to any outstanding Restricted Stock Awards theretofore granted under the Plan, notwithstanding any contrary provisions contained in any Restricted Stock Agreement. In the event of any such amendment to the Plan, the holder of any Restricted Stock Awards outstanding under the Plan shall, upon request of the Committee and as a condition to the applicable lapse of Forfeiture Restrictions thereon, execute a conforming amendment in the form prescribed by the Committee to any Restricted Stock Agreement relating thereto. Notwithstanding anything contained in this Plan to the contrary, unless required by law, no action contemplated or permitted by this Article 7 shall adversely affect any rights of Participants or obligations of the Company to Participants with respect to any Restricted Stock Awards theretofore granted under the Plan without the consent of the affected Participant.

ARTICLE 8

TERM

The Plan shall be effective as of the date that it is approved by the stockholders of the Company. After it has been approved by the stockholders of the Company, unless sooner terminated by action of the Board, the Plan will terminate on December 31, 2014, but Restricted Stock Awards granted before that date will continue to be effective in accordance with the terms and conditions of the respective Restricted Stock Agreement.

ARTICLE 9

CAPITAL ADJUSTMENTS

If at any time while the Plan is in effect, or Restricted Stock Awards are outstanding, there shall be any increase or decrease in the number of issued and outstanding shares of Common Stock resulting from (1) the declaration or payment of a stock dividend, (2) any recapitalization resulting in a stock split up, combination, or exchange of shares of Common Stock, or (3) other increase or decrease in such shares of Common Stock effected without receipt of consideration by the Company, then and in such event:

Exhibit A-6

(a)	An appropriate adjustment shall be made in the maximum number of shares of Common Stock then subject to being awarded under the Plan and in the maximum number of shares of Common Stock that may be awarded to a Participant to the end that the same proportion of the Company’s issued and outstanding shares of Common Stock shall continue to be subject to being so awarded.

(b)	Appropriate adjustments shall be made in the number of outstanding shares of Restricted Stock with respect to which Forfeiture Restrictions have not yet lapsed prior to any such change.

Except as otherwise expressly provided herein, the issuance by the Company of shares of its capital stock of any class, or securities convertible into shares of capital stock of any class, either in connection with direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to the number of outstanding shares of Restricted Stock.

Upon the occurrence of each event requiring an adjustment with respect to any Restricted Stock Award, the Company shall communicate by reasonable means intended to reach each affected Participant its computation of such adjustment which shall be conclusive and shall be binding upon each such Participant.

ARTICLE 10

RECAPITALIZATION, MERGER AND

CONSOLIDATION; CHANGE IN CONTROL

10.1 The existence of this Plan and Restricted Stock Awards granted hereunder shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations, or other changes in the Company’s capital structure and its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or preference stocks ranking prior to or otherwise affecting the Common Stock or the rights thereof (or any rights, options, or warrants to purchase same), or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

10.2 Subject to any required action by the stockholders, if the Company shall be the surviving or resulting corporation in any merger, consolidation or share exchange, any Restricted Stock Awards granted hereunder shall pertain to and apply to the securities or rights (including cash, property, or assets) to which a holder of the number of shares of Common Stock subject to the Restricted Stock Awards would have been entitled.

10.3 In the event of any merger, consolidation or share exchange pursuant to which the Company is not the surviving or resulting corporation, there shall be substituted for each share of Common Stock subject to the outstanding Restricted Stock Awards, that number of shares of each class of stock or other securities or that amount of cash, property, or assets of the surviving, resulting or consolidated company which were distributed or distributable to the stockholders of the Company in respect to each share of Common Stock held by them, such outstanding Restricted Stock Awards to be thereafter applicable to such stock, securities, cash, or property in accordance with their terms. Notwithstanding the foregoing, however, all such Restricted Stock Awards may be canceled by the Company as of the effective date of any such reorganization, merger, consolidation, or share exchange by giving notice to each holder thereof or his personal representative of its intention to do so and by permitting the purchase by the Company during the thirty (30) day period next preceding such effective date of all of the shares of Common Stock subject to such outstanding Restricted Stock Awards at a price equal to the Fair Market Value of such shares on the date of purchase.

10.4 In the event of a Change of Control, then, notwithstanding any other provision in this Plan to the contrary, all Restricted Stock Awards outstanding shall thereupon automatically be vested. The determination of the Committee that any of the foregoing conditions has been met shall be binding and conclusive on all parties.

Exhibit A-7

ARTICLE 11

LIQUIDATION OR DISSOLUTION

In case the Company shall, at any time while any Restricted Stock Award under this Plan shall be in force and remain unexpired, (i) sell all or substantially all of its property, or (ii) dissolve, liquidate, or wind up its affairs, then each Participant shall be thereafter entitled to receive, in lieu of each share of Common Stock of the Company in which the Participant is vested, pursuant to the terms of the Participant’s Restricted Stock Agreement, as of the date the Company sells all or substantially all of its property, or dissolves, liquidates or winds up its affairs, the same kind and amount of any securities or assets as may be issuable, distributable, or payable upon any such sale, dissolution, liquidation, or winding up with respect to each share of Common Stock of the Company. Notwithstanding the foregoing, the Committee may, in its sole and absolute discretion accelerate the vesting of any Participant’s Restricted Stock Award in connection with any sale, dissolution, liquidation, or winding up contemplated in this Article 11.

ARTICLE 12

MISCELLANEOUS PROVISIONS

12.1 Investment Intent. The Company may require that there be presented to and filed with it by any Participant under the Plan, such evidence as it may deem necessary to establish that the shares of Common Stock to be received from a Restricted Stock Award are being acquired for investment and not with a view to their distribution.

12.2 No Right to Continued Employment. Neither the Plan nor any Restricted Stock Award granted under the Plan shall confer upon any Participant any right with respect to continuance of employment by the Company or any Subsidiary.

12.3 Indemnification of Board and Committee. No member of the Board or the Committee, nor any Officer or Employee acting on behalf of the Board or the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Committee and each and any Officer or Employee acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination, or interpretation.

12.4 Effect of the Plan. Neither the adoption of this Plan nor any action of the Board or the Committee shall be deemed to give any person any right to be granted a Restricted Stock Award or any other rights except as may be evidenced by a Restricted Stock Agreement, or any amendment thereto, duly authorized by the Committee and executed on behalf of the Company, and then only to the extent and upon the terms and conditions expressly set forth therein.

12.5 Severability And Reformation. The Company intends all provisions of the Plan to be enforced to the fullest extent permitted by law. Accordingly, should a court of competent jurisdiction determine that the scope of any provision of the Plan is too broad to be enforced as written, the court should reform the provision to such narrower scope as it determines to be enforceable. If, however, any provision of the Plan is held to be wholly illegal, invalid, or unenforceable under present or future law, such provision shall be fully severable and severed, and the Plan shall be construed and enforced as if such illegal, invalid, or unenforceable provision were never a part hereof, and the remaining provisions of the Plan shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance.

12.6 Governing Law. The Plan shall be construed and interpreted in accordance with the laws of the State of Kansas.

12.7 Compliance With Other Laws and Regulations. Notwithstanding anything contained herein to the contrary, the Company shall not be required to sell or issue shares of Common Stock under any Restricted Stock Award if the issuance thereof would constitute a violation by the Participant or the Company of any provisions of any law or regulation of any governmental authority or any national securities exchange or inter-dealer quotation system or other forum in which shares of Common Stock are quoted or traded (including without limitation Section 16 of the Exchange Act); and, as a condition of any sale or issuance of shares of Common Stock under a Restricted Stock Award, the Committee may require such agreements or undertakings, if any, as the Committee may deem necessary or advisable to assure compliance with any such law or regulation. The Plan, the grant and exercise of Restricted Stock Awards

Exhibit A-8

hereunder, and the obligation of the Company to sell and deliver shares of Common Stock, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required.

12.8 Legend. Each certificate representing shares of Restricted Stock issued to a Participant shall bear the following legend, or a similar legend deemed by the Company to constitute an appropriate notice of the provisions hereof (any such certificate not having such legend shall be surrendered upon demand by the Company and so endorsed):

On the face of the certificate:

“Transfer of this stock is restricted in accordance with conditions printed on the reverse of this certificate.”

On the reverse:

“The shares of stock evidenced by this certificate are subject to and transferable only in accordance with that certain CEC Entertainment, Inc. 2004 Restricted Stock Plan, a copy of which is on file at the principal office of the Company in Irving, Texas. No transfer or pledge of the shares evidenced hereby may be made except in accordance with and subject to the provisions of said Plan. By acceptance of this certificate, any holder, transferee or pledgee hereof agrees to be bound by all of the provisions of said Plan.”

The following legend shall be inserted on a certificate evidencing Common Stock issued under the Plan if the shares were not issued in a transaction registered under the applicable federal and state securities laws:

“Shares of stock represented by this certificate have been acquired by the holder for investment and not for resale, transfer or distribution, have been issued pursuant to exemptions from the registration requirements of applicable state and federal securities laws, and may not be offered for sale, sold or transferred other than pursuant to effective registration under such laws, or in transactions otherwise in compliance with such laws, and upon evidence satisfactory to the Company of compliance with such laws, as to which the Company may rely upon an opinion of counsel satisfactory to the Company.”

A copy of this Plan shall be kept on file in the principal office of the Company in Irving, Texas.

Exhibit A-9

Exhibit B

CEC ENTERTAINMENT, INC.

1997 NON-STATUTORY STOCK OPTION PLAN

CEC ENTERTAINMENT, INC., a corporation organized and existing under the laws of the state of Kansas (the “Company”), hereby formulates and adopts, with respect to the shares of common stock of the Company (“Common Stock”), a non-statutory stock option plan for certain individuals who are key employees of the Company or its subsidiaries, as follows:

1. Purpose of Plan. The purpose of this 1997 Non-Statutory Option Plan (the “Plan”) is to encourage certain individuals who are key employees to participate in the ownership of the Company, and to provide additional incentive for such individuals to promote the success of its business through sharing in the future growth of such business.

2. Effective Date of the Plan. The provisions of this Plan became effective on August 1, 1997.

3. Administration. This Plan shall be administered by the Compensation Committee of the Board of Directors of the Company (the “Committee”), which shall be comprised of two (2) or more directors, each of whom shall be “Non-Employee Directors,” as defined in Rule 16b-3(c), promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and who are also “Outside Directors,” as defined in Section 162(m) of the Internal Revenue Code of 1986, as amended from time to time (the “Code”), and any Treasury Regulations that may be promulgated thereunder. The Committee shall have full power and authority to construe, interpret and administer this Plan, and may from time to time adopt such rules and regulations for carrying out this Plan as it may deem proper and in the best interests of the Company. Subject to the terms, provisions and conditions of this Plan, the Committee shall have the authority to select the individuals to whom options shall be granted, to determine the number of shares subject to each option, to determine the time or times when options will be granted, to determine the option price of the shares subject to each option, to determine the time when each option may be exercised, to fix such other provisions of each option agreement as the Committee may deem necessary or desirable, consistent with the terms of this Plan, and to determine all other questions relating to the administration of this Plan. The interpretation and construction of this Plan by the Committee shall be final, conclusive and binding upon all persons.

4. Eligibility. Options to purchase shares of Common Stock shall be granted under this Plan only to those individuals selected by the Committee from time to time who, in the sole discretion of the Committee, are key employees of the Company or its subsidiaries at the time of the grant and who have made material contributions in the past, or who are expected to make material contributions in the future, to the successful performance of the Company or its subsidiaries.

5. Shares Subject to the Plan. Options granted under this Plan shall be granted solely with respect to shares of Common Stock. Subject to any adjustments made pursuant to the provisions of Section 12, the aggregate number of shares of Common Stock which may be issued upon exercise of all the options which may be granted under this Plan shall not exceed 10,781,250. If any option granted under this Plan shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject to such options shall be added to the number of shares otherwise available for options which may be granted in accordance with the terms of this Plan. The shares to be delivered upon exercise of the options granted under this Plan shall be made available, at the discretion of the Committee, from either the authorized but unissued shares of Common Stock or any treasury shares of Common Stock held by the Company.

6. Option Certificate or Contract. Each option granted under this Plan shall be evidenced by either a certificate or a non-statutory stock option contract which shall be signed by an officer of the Company, and by the individual to whom the option is granted (the “Optionee”) in the event a contract has been issued. The terms of said contract shall be in accordance with the provisions of this Plan, but it may include such other provisions as may be approved by the Committee. The grant of an option under this Plan shall be deemed to occur on the date on which the certificate or contract evidencing such option is executed by the Company, and every Optionee shall be bound by the terms and restrictions of this Plan and such certificate or contract.

7. Option Price. The price at which shares of Common Stock may be purchased under an option granted

Exhibit B-1

pursuant to this Plan shall be determined by the Committee, but in no event shall the price be less than 100 percent (100%) of the fair market value of such shares on the date that the option is granted. The fair market value of shares of Common Stock for purposes of this Plan shall be determined by the Committee, in it sole discretion.

8. Period and Exercise of Option.

(a) Period — Subject to the provisions of Section 9 and 10 hereof with respect to the death or termination of employment of an Optionee, the period during which each option granted under this Plan may be exercised shall be fixed by the Committee at the time such option is granted, provided that such period shall expire no later than seven (7) years from the date on which the option is granted (the “Grant Date”).

(b) Employment — The option may not be exercised to any extent until the Optionee has been continuously, for a period of at least one (1) year after the Grant Date, employed by the Company or a subsidiary of the Company.

(c) Exercise — Any option granted under this Plan may be exercised by the Optionee only by delivering to the Company, or its agent, written or verbal notice, as may be specified by the Company from time to time, of the number of shares with respect to which he or she is exercising his or her option right, paying in full the option price of the purchased shares, and furnishing to the Company, or its agent, a representation in writing signed by the Optionee that he or she is familiar with the business and financial condition of the Company, is purchasing the shares of stock in good faith for himself or herself for investment purposes and not with a view towards the sale or distribution thereof, and will not effect any sale in violation of any laws or regulations of the United States or any state. Subject to the limitations of this Plan and the terms and conditions of the respective stock option certificate or contract, each option granted under this Plan shall be exercisable in whole or in part at such time or times as the Committee may specify in such stock option certificate or contract.

(d) Payment for Shares — Payment for shares of Common Stock purchased pursuant to an option granted under this Plan may be made in either cash or in shares of Common Stock.

(e) Delivery of Certificates — As soon as practicable after receipt by the Company of the notice and representation described in Subsection (c), and of payment in full of the option price for all of the shares being purchased pursuant to an option granted under this Plan, a certificate or certificates, or book entry with the Company’s transfer agent, representing such shares of stock shall be registered in the name of the Optionee and any such certificate(s) shall be delivered to the Optionee. However, no certificate or book entry for fractional shares of stock shall be issued or recorded by the Company notwithstanding any request therefor. Neither any Optionee, nor the legal representative, legatee or distributee of any Optionee, shall be deemed to be a holder of any shares of stock subject to an option granted under this Plan unless and until the certificate or certificates, or book entry with the Company’s transfer agent, for such shares have been issued or recorded, respectively. All stock certificates issued upon the exercise of any options granted pursuant to this Plan may bear such legend as the Committee shall deem appropriate regarding restrictions upon the transfer or sale of the shares evidenced thereby.

(f) Withholding — The Company shall have the right to deduct any sums that the Committee reasonably determines that Federal, state or local tax law requires to be withheld with respect to the exercise of any option or as otherwise may be required by those laws. The Company may require as a condition to issuing shares of Common Stock upon exercise of the option that the Optionee or other person exercising the option pay any sums that Federal, state or local tax law required to be withheld with respect to the exercise. The Company shall not be obligated to advise any Optionee of the existence of the tax or the amount which the Company will be so required to withhold. Upon exercise of an option, if tax withholding is required, an Optionee may, with the consent of the Committee, have shares of Common Stock withheld (“Share Withholding”) by the Company from the shares otherwise to be received; provided, however, that if the Optionee is subject to the provisions of Section 16 under the Exchange Act, no Share Withholding shall be permitted unless such transaction complies with the requirements of Rule 16b-3(e) promulgated under the Exchange Act. The number of shares so withheld should have an aggregate fair market value (as determined in accordance with the terms of this Plan) on the date of exercise sufficient to satisfy the applicable withholding taxes.

9. Termination of Employment. If an Optionee shall cease to be an employee of the Company or subsidiary of the Company for any reason other than death after he or she shall have served in such capacity continuously for at lease one (1) year from the Grant Date, he or she may, but only within thirty (30) days next succeeding such cessation, exercise his or her option to the extent that he or she was entitled to exercise it at the date of such cessation.

Exhibit B-2

Nothing in this Plan or any stock option certificate or contract shall be construed as an obligation on the part of the Company or of any of its subsidiary corporations to continue the Optionee as an employee.

10. Death of Optionee. In the event of the death of an Optionee while serving as an employee of the Company or its subsidiary, any option or unexercised portion thereof granted to him under this Plan which is otherwise exercisable may be exercised by the person or persons to whom such Optionee’s rights under the option pass by operation of the Optionee’s will or the laws of descent and distribution, at any time within a period of six (6) months following the death of the Optionee (even though such period is later than the expiration date of the option as specified in Section 8(a) and in the respective stock option certificate or contract). Such option shall be exercisable even though the Optionee’s death occurs before he or she has continuously served as an employee of the Company or its subsidiary for a period of one (1) year after the date of grant.

11. Transferability of Options. An option certificate or contract may permit an Optionee to transfer his or her options to members of his or her Immediate Family, to one or more trusts for the benefit of such Immediate Family members, or to one or more partnerships where such Immediate Family members are the only partners if (i) the certificate or contract setting forth such options expressly provides that the options may be transferred, (ii) the Optionee obtains the prior written consent of the Committee for such transfer, and (iii) the Optionee does not receive any consideration in any form whatsoever for said transfer. Any options so transferred shall continue to be subject to the same terms and conditions in the hands of the transferee as were applicable to said option immediately prior to the transfer thereof. Any option not (i) granted pursuant to any certificate or contract expressly allowing the transfer of said option or (ii) amended expressly to permit its transfer shall not be transferable by the Optionee otherwise than by will or by the laws of descent and distribution and such option shall be exercisable during the Optionee’s lifetime only by the Optionee. “Immediate Family” means the children, grandchildren or spouse of the Optionee.

12. Adjustments upon Changes in Capitalization. In the event of any change in the capital structure of the Company, including but not limited to a change resulting from a stock dividend, stock split, reorganization, merger, consolidation, liquidation or any combination or exchange of shares, and the Company continues thereafter as the surviving entity, then the number of shares of Common Stock subject to this Plan and the number of such shares subject to each option granted hereunder shall be correspondingly adjusted by the Committee. The option price for which shares of Common Stock may be purchased pursuant to an option granted under this Plan shall be adjusted so that there will be no change in the aggregate purchase price payable upon the exercise of any option.

13. Amendment and Termination of Plan. No option shall be granted pursuant to this Plan after July 31, 2007, on which date this Plan shall expire except as to options then outstanding under this Plan, which options shall remain in effect until they have been exercised or have expired. The Committee may at any time before such date, amend, modify or terminate this Plan; provided, however, that any amendment to the Plan must be approved by the stockholders of the Company if the amendment would (a) materially increase the aggregate number of shares of Stock which may be issued pursuant to options granted under the Plan, (b) materially modify the requirements as to eligibility for participation in the Plan, or (c) materially increase the benefits accruing to holders of options under the Plan. No amendment, modification or termination of this Plan may adversely affect the rights of any Optionee under any then outstanding option granted hereunder without the consent of such Optionee.

14. Grant of New Option and Repricing. An option may be granted under this Plan which may be conditioned upon the termination of a non-statutory stock option certificate or contract previously granted to the Optionee which has not yet been terminated or been exercised; provided, however, (a) the price for which shares of Common Stock may be purchased under the new option may not be less than the price of shares of Common Stock that were subject to purchase under the terminated option unless the shareholders of the Company approve the issuance at a lower price, and (b) the Committee may not, without prior shareholder approval, re-price underwater stock options by either lowering the exercise price of outstanding options or canceling outstanding options and granting new replacement options with a lower exercise price.

15. Change of Control. If while unexercised options remain outstanding under this Plan, a Change of Control (as hereinafter defined) shall have occurred, then all such options shall be exercisable in full, notwithstanding Section 8(b) hereof or any other provision in this Plan or option certificate or contract to the contrary. For purposes of this Plan, a “Change of Control” shall be deemed to have occurred with respect to the Company: (A) on the date in which the Company executes an agreement or an agreement in principle (i) with respect to any merger, consolidation or other business combination by the Company with or into another entity and the Company is not the surviving entity (other than a merger of the Company with or into a wholly owned subsidiary of the Company), or (ii) to sell or otherwise dispose

Exhibit B-3

of all or substantially all of its assets, or (iii) to adopt a plan of liquidation; or (B) on the date in which public announcement is made that the “beneficial ownership” (as defined in Rule 13d-3 under the Exchange Act) of securities representing more than 50% of the combined voting power of the Company is being acquired by a “person” within the meaning of sections 13(d) and 14(d) of the Exchange Act; or (C) if, during any period of eighteen (18) consecutive months, individuals who at the beginning of such period were members of the Board of Directors cease for any reason to constitute at least a majority thereof (unless the appointment or election, or the nomination for election by the Company’s shareholders, of each new director was approved by a vote of at least a majority of the directors then still in office who were directors at the beginning of such period); provided, however, that in no event shall a change in the composition of the Company’s Board of Directors pursuant to an election of Board members pursuant to Section 4.6 of the Company’s Articles of Incorporation, as amended, constitute or result in a Change of Control for purposes of this Section 15.

The Committee shall have the right, at the time of grant or subsequently, in its sole discretion, to establish conditions under which a specific employee may cease to be a full-time employee of the Company or any of its subsidiaries but not be deemed to have terminated his or her employment with the Company or any of its subsidiaries for purposes of this Plan, including but not limited to conditions involving part-time employment or consulting services. Unless otherwise specifically provided for in an employee’s stock option certificate or contract or in an amendment or supplement thereto, an employee’s employment with the Company or any of its subsidiaries shall be deemed to terminate when he or she ceases to be a full-time employee of the Company or any of its subsidiaries.

In the event of a merger, consolidation, reorganization or recapitalization of the Company, the Committee shall have the right to accelerate the vesting schedule with respect to all or any portion of the shares of Common Stock granted to any or all of the employees under this Plan, if and to the extent it deems appropriate in its sole discretion.

16. Restrictions Applicable to Executive Officers. The provisions of this Section 16 shall apply only to those executive officers whose compensation is required to be reported in the Company’s proxy statement pursuant to Item 402(a)(3)(i) (or any successor thereto) and of Regulation S-K (or any successor thereto) under the general rules and regulations under the Exchange Act (“Executive Officers”). In the event of any inconsistencies between this Section 16 and the other provisions of this Plan, as they pertain Executive Officers, the provisions of this Section shall control.

No amendment of this Plan with respect to any Executive Officer may be made which would (i) increase the maximum amount that can be paid to any one Executive Officer pursuant to this Plan or (ii) modify the requirements as to the Executive Officer’s eligibility for participation in this Plan, unless the Company’s shareholders have first approved such amendment in a manner which would permit the deduction under Section 162(m) (or any successor thereto) of the Code of such payment in the fiscal year it is paid. The Committee shall amend this Section 16 and such other provisions as it deems appropriate, to cause amounts payable to certain Executive Officers to satisfy the requirements of Section 162(m) (or any successor thereto) and the Treasury Regulations that may be promulgated thereunder.

The maximum number of shares of Common Stock with respect to which options may be granted hereunder to any Executive Officer during any calendar year may not exceed three hundred and seventy-five thousand (375,000) shares, subject to any adjustments made pursuant to the provisions of Section 12.

Exhibit B-4

Exhibit C

CEC ENTERTAINMENT, INC.

NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN

ARTICLE I

PURPOSE AND ADMINISTRATION

1.1 Purpose. The purpose of the CEC Entertainment, Inc. Non-Employee Directors Stock Option Plan (the “Plan”) is to strengthen CEC Entertainment, Inc. (the “Company”) by providing a means of retaining and attracting competent non-employee personnel to serve on its board of directors by extending such individuals added long-term incentives for high levels of performance and for unusual efforts designed to improve the financial performance of the Company. In order to effectuate this intent, the Company will, pursuant to this Plan, grant to each non-employee director the herein specified options to acquire shares of common stock of the Company (“Common Stock”), which options shall vest over a specified period of time.

1.2 Administration. The Plan shall be administered by a committee (the “Committee”) which shall be comprised of the President of the Company and the Chief Financial Officer of the Company.

Subject to the express provisions of the Plan, the Committee shall have powers and authorities which are exclusively ministerial in nature, including the authority to construe and interpret the Plan, to define the terms used in the Plan, to prescribe, amend and rescind rules and regulations relating to the administration of the Plan, and to make all other determinations necessary or advisable for the administration of the Plan. The determinations of the Committee on all such matters referred to in this Plan shall be conclusive. No member of the Committee shall be liable for any action, failure to act, determination or interpretation made in good faith with respect to the Plan or any transaction under the Plan.

1.3 Participation. Each member of the Board of Directors of the Company (the “Board”) who is not employed by the Company or any Affiliate (collectively, the “Non-Employee Directors”) shall be eligible and shall participate in the Plan. For purposes of the Plan, the term “Affiliate” shall mean any entity in which the Company directly or through intervening subsidiaries owns twenty-five percent (25%) or more of the total combined vetoing power or value of all classes of stock or, in the case of an unincorporated entity, a twenty-five percent (25%) or more interest in the capital and profits.

1.4 Stock Subject to the Plan. Subject to adjustment as provided in Section 3.1 hereof, the stock to be offered under the Plan shall be treasury shares or shares of the Company’s authorized but unissued Common Stock (hereinafter collectively called “Stock”). The aggregate number of shares of Stock to be issued upon exercise of all options granted under the Plan shall not exceed 437,500 shares, subject to adjustments as set forth in Section 3.1 hereof. If any option granted hereunder shall lapse or terminate for any reason without having been fully exercised, the shares subject thereto shall again be available for purposes of the Plan.

1.5 Restrictions on Exercise. No option granted hereunder may be exercised until a registration statement under the Securities Act of 1933, as amended (the “Act”), relating to the Stock issuable upon exercise of such option has been filed with, and declared effective by, the Securities and Exchange Commission (the “Commission”), and there is available for delivery a prospectus meeting the requirements of Section 10 of the Act, or until the Committee has determined that the issuance of Stock upon such exercise is exempt from the registration and prospectus requirements of the Act.

ARTICLE II

STOCK OPTIONS

2.1 Grant and Option Price. (a) On the day a Non-Employee Director is first elected or appointed to the Board, such Non-Employee Director shall be granted an option to purchase 15,000 shares of Stock.

(b) On the fifth Business Day in January of the year following the effective date of the Plan, each Non-Employee Director who was previously elected to the Board and who continues to serve in such capacity at such time shall be granted an option to purchase 7,500 shares of Stock. For purposes of the Plan, the term “Business Day” shall mean a day on which the New York Stock Exchange is open for business and is conducting normal trading activity.

Exhibit C-1

(c) The purchase of the Stock covered by each option granted under the Plan shall be equal to the Fair Market Value of such Stock on the grant date. For purposes of the Plan, the term “Fair Market Value” shall mean the average of the closing prices of the Common Stock as reported by the New York Stock Exchange for the five trading-day period ending on and including the date of grant.

(d) The total grant under both paragraphs (a) and (b) above shall be limited accordingly to the greatest number of whole shares of Stock which may thus be granted thereunder.

2.2 Stock Option Agreement. Each option granted pursuant to the Plan shall be evidenced by a Stock Option Agreement or Certificate (“Option Agreement”), in such form as the Committee shall require, between the Company and the Non-Employee Director to whom the option has been granted (the “Optionee”).

2.3 Option Period. Each option and all rights or obligations thereunder shall expire on the seventh anniversary of the grant date (the “Expiration Date”); provided, however, the option shall be subject to earlier termination as hereinafter provided.

2.4 Vesting and Exercise of Options. (a) Subject to Section 3.2 hereof, an option granted pursuant to Sections 2.1(a) or (b) hereof shall be exercisable only to the extent of shares that have vested in accordance with the following schedule:

Annual Anniversary of Date of Grant	Portion of Shares That are Vested On or After Such Anniversary and Before Next Anniversary
First	0%
Second	50%
Third	100%

(b) The purchase price of the stock purchased upon exercise of an option shall be paid in full in cash or by check at the time of each exercise of an option; provided, however, that if the Option Agreement so provides and upon receipt of all regulatory approvals, the person exercising the option may deliver in payment of a portion or all of the purchase price certificates for Common Stock of the Company, which shall be valued at the Fair Market Value of such Stock on the date of exercise of the option.

2.5 Transferability of Options. An option certificate or contract may permit an Optionee to transfer his or her options to members of his or her Immediate Family, to one or more trusts for the benefit of such Immediate Family members, or to one or more partnerships where such Immediate Family members are the only partners if (i) the certificate or contract setting forth such options expressly provides that the options may be transferred, (ii) the Optionee obtains the prior written consent of the Committee for such transfer, and (iii) the Optionee does not receive any consideration in any form whatsoever for said transfer. Any options so transferred shall continue to be subject to the same terms and conditions in the hands of the transferee as were applicable to said option immediately prior to the transfer thereof. Any option not (i) granted pursuant to any certificate or contract expressly allowing the transfer of said option or (ii) amended expressly to permit its transfer shall not be transferable by the Optionee otherwise than by will or by the laws of descent and distribution and such option shall be exercisable during the Optionee’s lifetime only by the Optionee. “Immediate Family” means the children, grandchildren or spouse of the Optionee.

2.6 Termination of Directorship. (a) If the directorship of the Optionee is terminated for any reason other than (i) death of the Optionee, or (ii) on account of any act of fraud or intentional misrepresentation or embezzlement, misappropriation or conversion of assets or opportunities of the Company or any Affiliate, an option (to the extent otherwise exercisable on the date of such termination) shall be exercisable by the Optionee at any time prior to the Expiration Date of the option or within thirty (30) days after the date of such termination of the directorship, whichever is the shorter period.

(b) If an Optionee dies while serving as a member of the Board, the option shall be exercisable (whether or not exercisable on the date of the death of such Optionee) by the person or persons entitled to do so under the Optionee’s will, or, if the Optionee shall fail to make testamentary disposition of said option or shall die intestate, by the Optionee’s

Exhibit C-2

legal representative or representatives, at any time prior to the Expiration Date of the option or within six (6) months after the date of such death, whichever is the shorter period. If an Optionee dies during the thirty (30) day period described in subsection (a) above, the option shall be exercisable (but only to the extent exercisable on the date of death of such Optionee) by the person or persons described above at any time within the thirty (30) day period described in subsection (a) above or within six (6) months after the date of such death, whichever is the longer period, but in no event after the Expiration Date of the option.

(c) The option of a Non-Employee Director shall automatically terminate as of the date his or her directorship is terminated, if the directorship is terminated on account of any act of (a) fraud or intentional misrepresentation, or (b) embezzlement, misappropriation or conversion of assets or opportunities of the Company or any Affiliate.

2.7 Issuance of Stock Certificates. Upon exercise of an option, but subject to the provisions of Section 3.5 of the Plan, the person exercising the option shall be entitled to one stock certificate evidencing the shares acquired upon such exercise; provided, however, that any person who tenders Common Stock in payment of a portion or all of the purchase price of Stock purchased upon exercise of the option shall be entitled to receive a separate certificate representing the number of shares purchased in consideration of the tender of such Common Stock.

ARTICLE III

OTHER PROVISIONS

3.1 Adjustments Upon Changes in Capitalization. (a) If a dividend or stock split shall be hereinafter declared upon the Common Stock of the Company payable in shares of Common Stock of the Company, the number of shares of Common Stock (i) then subject to grant under Section 2.1 (a) and (b), (ii) then subject to any option which has been granted, and (iii) then reserved for issuance pursuant to the Plan but not yet covered by an option shall be adjusted by adding to each such share the numbers of shares which would be distributable thereon if such share had been outstanding on the date fixed for determining the stockholders entitled to receive such stock dividend or stock split.

(b) If the outstanding shares of the Common Stock of the Company shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation, whether through reorganization, recapitalization, stock split, combination of shares, merger or consolidation, and the Company continues thereafter as the surviving entity, then there shall be substituted for each share of Stock subject to any such option and for each share of Stock reserved for issuance pursuant to the Plan but not yet covered by an option, the number and kind of shares of stock or other securities into which each outstanding share of Common Stock shall be changed or for which each such share shall be exchanged.

(c) If there shall be any change, other than as specified above in subsection (a) and (b), in the number or kind or outstanding shares of Common Stock of the Company or of any stock or other securities into which Common Stock shall have been changed or for which it shall have been exchanged, then if the Committee shall in its sole discretion determine that such change equitably requires an adjustment in the number or kind of shares theretofore reserved for issuance pursuant to the Plan but not yet covered by an option and of the shares then subject to an option or options, such adjustment shall be made by the Committee and shall be effective and binding for all purposes of the Plan and of each Option Agreement.

(d) In the case of any such substitution or adjustment as provided for in this Section 3.1, the option price in each Option Agreement for each share covered thereby prior to such substitution or adjustment will be the option price for all shares of stock or other securities which shall have been substituted for such share or to which such adjustment provided for in this Section 3.1 shall be made. No adjustment or substitution provided for in this Section 3.1 shall require the Company pursuant to any Option Agreement to sell a fractional share, and the total substitution or adjustment with respect to each Option Agreement shall be limited accordingly.

3.2 Continuation of Directorship. Nothing contained in this Plan (nor in any option granted pursuant to this Plan) shall confer upon any Non-Employee Director any right to continue as a member of the Board or constitute any contract or agreement or interfere in any way with the right of the Company to remove such Non-Employee Director from the Board. Nothing contained herein or in any Option Agreement shall affect any other contractual rights of a Non-Employee Director.

Exhibit C-3

3.25 Change of Control. If while any unexercised options remain outstanding under the Plan, a Change of Control (as hereinafter defined) shall have occurred, then all such options shall be exercisable in full, notwithstanding Section 2.4 hereof or any other provision in the Plan or Option Agreement to the contrary. For purposes of the Plan, a “Change of Control” shall be deemed to have occurred with respect to the Company: (A) on the date in which the Company executes an agreement or an agreement in principle (i) with respect to any merger, consolidation or other business combination by the Company with or into another entity and the Company is not the surviving entity, or (ii) to sell or otherwise dispose of all or substantially all of its assets, or (iii) to adopt a plan of liquidation; or (B) on the date in which public announcement is made that the “beneficial ownership” [as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)], of securities representing more than 50% of the combined voting power of the Company is being acquired by a “person” within the meaning of sections 13(d) and 14(d) of the Exchange Act; or (C) if, during any period of eighteen (18) consecutive months, individuals who at the beginning of such period were members of the Board of Directors cease for any reason to constitute at least a majority thereof (unless the appointment or election, or the nomination for election by the Company’s stockholders, of each new director was approved by a vote of at least a majority of the directors then still in office who were directors at the beginning of such period); provided, however, that in no event shall a change in the composition of the Company’s Board of Directors pursuant to an election of Board members pursuant to Section 4.6 of the Company’s Articles of Incorporation, as amended, constitute or result in a Change of Control for purposes of this Section 3.25.

3.3 Amendment and Termination. The Board may at any time suspend or terminate the Plan. No option may be granted during any suspension of the Plan or after such termination. The amendment, suspension or termination of the Plan shall not, without the consent of the Optionee, alter or impair any rights or obligations under any option theretofore granted under the Plan.

The Board may at any time amend the Plan as it shall deem advisable without further action on the part of the stockholders of the Company, provided, that the Board may not amend any provision of the Plan relating to the amount and price of Stock subject to the options granted hereunder or the timing of grants hereunder more than once every six months, other than to comport with changes in the Internal Revenue Code of 1986, as amended, the Employee Retirement Income Security Act, or the rules thereunder, and provided further, that any amendment to the Plan must be approved by the stockholders of the Company if the amendment would (a) materially increase the aggregate number of shares of Stock which may be issued pursuant to options granted under the Plan, (b) materially modify the requirements as to eligibility for participation in the Plan, or (c) materially increase the benefits accruing to holders of options under the Plan.

3.4 Time of Exercise. An option shall be deemed to be exercised when the Secretary of the Company receives written notice of such exercise from the person entitled to exercise the option together with payment of the purchase price made in accordance with Section 2.4 of the Plan.

3.5 Privileges of Stock Ownership and Non-Distributive Intent. The holder of an option shall not be entitled to the privilege of stock ownership as to any shares of Stock not actually issued and delivered to the holder. Subject to the provisions of Section 1.5 above, upon exercise of an option for Stock at a time when there is not in effect under the Act a registration statement relating to the Stock issuable upon exercise thereof or not available for delivery a prospectus meeting the requirements of Section 10 of the Act, the holder of the option shall execute a stock purchase agreement in which he or she shall represent and warrant in writing to the Company that, inter alia, the shares of Stock purchased are being acquired for investment and not with a view to the resale or distribution thereof. No shares of Stock shall be issued upon the exercise of any option unless and until there shall have been compliance with any then applicable requirements of the Commission, other regulatory agencies having jurisdiction and any exchanges upon which securities subject to the option may be listed.

3.6 Effective Date of the Plan. The Plan shall be effective upon approval by the affirmative vote of the holders of a majority of the outstanding shares of Common Stock and the Company’s outstanding shares of preferred stock, voting as one class, present and entitled to vote at a meeting duly held or by the written consent of the holders of a majority of the Common Stock and the Company’s outstanding shares of preferred stock, voting as one class, entitled to vote.

Exhibit C-4

3.7 Expiration. Unless previously terminated or extended by the Board, the Plan shall expire at the close of business on the date which is the last day of the fifteen (15) year period beginning on the date on which the stockholders approve the Plan, and no option shall be granted under it thereafter, but such expiration shall not affect any option theretofore granted.

3.8 Governing Law. The Plan and the options issued hereunder shall be governed by, and construed and enforced in accordance with, the laws of the State of Texas applicable to contracts made and performed within that State.

3.9 Applications of Funds. The proceeds received by the Company from the sale of shares pursuant to options shall be used for general corporate purposes.

3.10 No Liability for Good Faith Determinations. Neither the members of the Board not any member of the Committee shall be liable for any act, omission or determination taken or made in good faith with respect to the Plan or any option granted under it.

3.11 Information Confidential. As partial consideration for the granting of each option hereunder, the Optionee shall agree with the Company that he or she will keep confidential all information and knowledge which he or she has relating to the manner and amount of his or her participation in the Plan; provided, however, that such information may be given in confidence to the Optionee’s spouse or to a financial institution to the extent that such information is necessary.

3.12 Execution of Receipts and Releases. Any payment or any issuance or transfer of shares of Stock to the Optionee, or to his or her legal representative, heir, legatee or distributee, in accordance with the provisions hereof, shall, to the extent thereof, be in full satisfaction of all claims of such persons hereunder. The Board may required any Optionee, legal representative, heir, legatee or distributee, as a condition precedent to such payment, to execute a release and receipt therefor in such form as it shall determine.

3.13 No Guarantee of Interests. Neither the Board nor the Company guarantees the Stock from loss or depreciation.

3.14 Payment of Expenses. All expenses incident to the administration, termination or protection of the Plan, including, but not limited to, legal and accounting fees, shall be paid by the Company.

3.15 Company Records. Records of the Company and any Affiliate regarding the Optionee’s period of service, termination of service and the reason therefor, leaves of absence, and other matters shall be conclusive for all purposes hereunder, unless determined by the Board to be incorrect.

3.16 Information. The Company and any Affiliate shall, upon request or as may be specifically required hereunder, furnish or cause to be furnished all of the information or documentation which is necessary or required by the Committee to perform its duties and functions under the Plan.

3.17 No Liability of Company. The Company assumes no obligation or responsibility to the Optionee or his or her personal representatives, heirs, legatees or distributees for any act of, or failure to act on the part of, the Board or the Committee.

3.18 Company Action. Any action required of the Company shall be by resolution of the Board or by a person authorized to act by Board resolution.

3.19 Severability. If any provision of this Plan shall be held to be illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions hereof, but shall be fully severable and the Plan shall be construed and enforced as if the illegal or invalid provision had never been included herein.

3.20 Notice. Whenever any notice is required or permitted hereunder, such notice must be in writing and personally delivered or sent by mail. Except as otherwise provided in Section 3.4 of this Plan, any notice required or permitted to be delivered hereunder shall be deemed to be delivered on the date on which it is personally delivered or, whether actually received or not, on the third (3rd) business day after it is deposited in the United States mail, certified or registered, postage prepaid, addressed to the person who is to receive it at the address which such person has

Exhibit C-5

theretofore specified by written notice delivered in accordance herewith. The Company or an Optionee may change, at any time and from time to time, by written notice to the other, the address which it or he or she had theretofore specified for receiving notice. Until it is changed in accordance herewith, the Company and each Optionee shall specify as its and his or her address for receiving notice the address set forth in the Option Agreement pertaining to the shares to which such notice relates.

3.21 Waiver of Notices. Any person entitled to notice hereunder may waive such notice.

3.22 Successors. The Plan shall be binding upon the Optionee, his or her heirs, legatees and legal representatives, upon the Company, its successors and assigns and upon the Board and its successors.

3.23 Headings. The titles and headings of sections and paragraphs are included for convenience of reference only and are not to be considered in construction of the provisions hereof.

3.24 Word Usage. Words used in the masculine shall apply to the feminine where applicable and, wherever the context of this Plan dictates, the plural shall be read as the singular and the singular as the plural.

Exhibit C-6

DETACH HERE

PROXY

CEC ENTERTAINMENT, INC.

4441 West Airport Freeway

Irving, Texas 75062

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Alice Winters and James Mabry, and each of them as proxies, with full power of substitution and revocation, and appoints them to represent and vote, as designated on the reverse side, all of the shares of Common Stock of CEC Entertainment, Inc. which the undersigned is entitled to vote at the annual meeting of stockholders of CEC Entertainment, Inc. to be held on May 20, 2004, or at any adjournment thereof.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY

USING THE ENCLOSED ENVELOPE

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

SEE REVERSE SIDE	SEE REVERSE

CEC ENTERTAINMENT, INC.

C/O EQUISERVE TRUST COMPANY, N.A.

P.O. BOX 8694

EDISON, NJ 08818-8694

Voter Control Number

Your vote is important. Please vote immediately.

Vote-by-Internet		Vote-by-Telephone

1. Log on to the Internet and go to http://www.eproxyvote.com/cec	OR	1. Call toll-free 1-877-PRX-VOTE (1-877-779-8683)

2. Enter your Voter Control Number listed above and follow the easy steps outlined on the secured website.		2. Enter your Voter Control Number listed above and follow the easy recorded instructions.

If you vote over the Internet or by telephone, please do not mail your card.

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL.

☒	Please mark votes as in this example.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4 and 5.

1. ELECTION OF DIRECTORS Nominees: Michael H. Magusiak and Walter Tyree		2. Proposal to approve the adoption of the Restricted Stock Plan.	FOR ☐	AGAINST ☐	ABSTAIN ☐

FOR ALL NOMINEES ☐	WITHHELD FROM ALL NOMINEES ☐	3. Proposal to approve an amendment to the 1997 Non-Statutory Stock Option Plan by adding shares thereto.	FOR ☐	AGAINST ☐	ABSTAIN ☐

☐
For all nominees except as noted above.

		4. Proposal to approve an amendment to the Non-Employee Directors Stock Option Plan by increasing the options which may be granted therefrom.	FOR ☐	AGAINST ☐	ABSTAIN ☐

		5. Proposal to approve an amendment to the Non-Employee Directors Stock Option Plan by adding shares thereto.	FOR ☐	AGAINST ☐	ABSTAIN ☐

6. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

Please sign exactly as name appears at left. When shares are held by joint tenants, both should sign. (Please make any address corrections at left.)

When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature:	Date:	Signature:	Date: